[EXECUTION COPY: 4/13/94]


                         EIGHTH AMENDMENT AND LIMITED WAIVER
                                          TO
                        AMENDED AND RESTATED CREDIT AGREEMENT



                   THIS EIGHTH AMENDMENT AND LIMITED WAIVER (the "Amendment"), dated as of April 12, 1994, relates to that certain Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 (as further amended through the date hereof, the "Credit Agreement"), among Kash n' Karry Food Stores, Inc. ("Borrower"), the Senior Lenders referred to therein and Bank of America National Trust & Savings Association (as successor in interest to Security Pacific National Bank) as agent for the Senior Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings ascribed to them therein. In addition to the covenants and agreements made in the Credit Agreement, Borrower, the Senior Lenders and the Agent further covenant and agree as follows:

                   1. Amendments to the Credit Agreement. Upon the Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:

                         1.1  Section 1.01 of the Credit Agreement is
               hereby amended to add the following new definition after the definition of "Holders of Secured Obligations":

                              "HP Finance Documents" shall mean (i) the
                    Financing Agreement dated as of April 15, 1994 by and between the Borrower and HP Finance Corp., (ii) the Mortgage Note dated April 15, 1994 in the principal amount of $3,500,000 executed by Borrower in favor of HP Finance Corp., and (iii) the Mortgage and Security Agreement dated April 15, 1994 by and between the Borrower and HP Finance Corp, in each case in the form delivered to and approved by the Requisite Senior Lenders.

                         1.2 Section 8.02(b) of the Credit Agreement is hereby amended to delete the word "and" at the end of subsection (xiii), to add the word "and" at the end of subsection (xiv), to replace the period at the end of subsection (xiv) with a ";" and to add a new subsection (xv) to read as follows:

                              (xv) The Lien created pursuant to the HP
                    Finance Documents and subject to the Intercreditor Agreement dated as of April 15, 1994 by and among the Agent, the Collateral Co-Agent and HP Finance Corp.
                         1.3 Section 8.21 of the Credit Agreement (as added by the Seventh Amendment) is hereby amended and restated in its entirety to read as follows:

                              8.21.     Limitation on Payments on the GEI
               Note. Borrower shall not make any payments on or with respect to the GEI Note.

                         1.4 A new Section 8.22 is hereby added to the Credit Agreement, to read as follows:

                              8.22.     Amendment of HP Finance Documents.
                    Borrower shall not amend, modify or supplement in any material respect any of the HP Finance Documents without the prior written consent of the Requisite Senior Lenders.

                   2. Additional Amendments to the Credit Agreement. Upon the Supplemental Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:

                         2.1  Section 1.01 of the Credit Agreement is
               hereby amended by amending and restating the definition of "Capital Improvement Subcommitment" to read as follows:

                              "Capital Improvement Subcommitment" shall
                    have the meaning ascribed to such term in paragraph (B) of Section 2.02(a)(i), and, with respect to each Senior Lender, shall not exceed the Senior Lender's Pro Rata Share of $13,700,000, and "Capital Improvement Subcommitments" shall mean the aggregate amount of the Capital Improvement Subcommitments of all Senior Lenders, in a maximum amount not to exceed $13,700,000.

                         2.2  Section 2.02 of the Credit Agreement is
               hereby amended by deleting each reference to the number "$20,000,000" in Section 2.02(a)(i)(B) and inserting in lieu thereof the number "$13,700,000."

                         2.3 Each reference to Schedule AmA in the Credit Agreement (including, without limitation, in the definitions of "CD Lending Office," "Domestic Lending Office" and "Eurodollar Lending Office" and in Section 2.10(a)) shall be deleted and a reference to Schedule A inserted in lieu thereof. (Schedule A was amended in the Fourth Amendment and, as amended, is still referred to in the Credit Agreement as Schedule A.)

                   3. Execution of Intercreditor Agreement and Approval of HP Finance Documents. The Requisite Senior Lenders hereby approve the HP Finance Documents in the form attached hereto as Exhibit A and, pursuant to Section 11.08(b) of the Credit Agreement, hereby instruct, direct and confirm the Agent's and the Collateral Co-Agent's authority to enter into the Intercreditor Agreement and Memorandum of Intercreditor Agreement (in substantially the forms attached hereto as Exhibit B), each dated as of April 15, 1994, by and among the Agent, the Collateral Co-Agent and HP Finance Corp.

                   4.    Effective Date.  This Amendment (other than
          Section 2 hereof) shall become effective upon the date (the "Effective Date") on which the Agent has received counterparts hereof signed by Borrower, the Requisite Senior Lenders and the Agent. Section 2 of this Amendment shall become effective upon the date (the "Supplemental Effective Date") on which the Agent has received counterparts hereof which are effective with respect to Section 2 signed by Borrower, each Senior Lender and the Agent.

                   5. Representations and Warranties. Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to this Amendment:

                         (a) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action;

                         (b) No Event of Default or Potential Event of Default has occurred or is continuing; and

                         (c)  The representations and warranties of
               Borrower contained in Section 5.03 of the Credit Agreement and any other Loan Document (other than representations and warranties which expressly speak as of a different date) are true, correct and complete in all material respects, except that such representations and warranties need not be true, correct and complete to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement.

                   6. Limitation on Amendment. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute a waiver or amendment of any other term or condition of the Credit Agreement, or of any instruments or agreements referred to therein, (ii) prejudice any right or rights which the Agent or any of the Senior Lenders may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to therein, or (iii) require the Senior Lenders to agree to a similar waiver or grant a similar waiver for a similar transaction or on a future occasion. Except to the extent specifically waived herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect.

                   7. Miscellaneous. This Amendment is a Loan Document and, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

                   8. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

                   9. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

                   WITNESS the due execution hereof as of the date first above written.

                                        KASH N' KARRY FOOD STORES, INC.,as
                                        Borrower



                                        By:  /s/ Richard D. Coleman
                                           Title: V.P. Controller


                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION (as successor
                                        in interest to SECURITY PACIFIC
                                        NATIONAL BANK), as Agent



                                        By:  /s/ Laura Knight
                                           Title: Vice President



                                                 [EXECUTION COPY: 4/13/94]




                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC
                                        NATIONAL BANK), as a Senior Lender



                                        By:  /s/ Daniel D. McCready
                                           Title: Vice President


                                        WELLS FARGO BANK, N.A.



                                        By:  /s/ Jeffrey P. [illegible]
                                           Title  Vice President


                                        BARNETT BANK OF TAMPA (as successor
                                        in interest to First Florida Bank,
                                        N.A.), as a Senior Lender, by
                                        BARNETT BANKS, INC., as attorney
                                        in-fact for Barnett Bank of Tampa



                                        By:  /s/ Julie M. Smith
                                           Title: Sr. Loan Workout Officer


                                        The following signature is not
                                        effective with respect to
                                        Sections 1 and 3 hereof:

                                        NATIONSBANK OF FLORIDA, N.A.


                                        By:  /s/ Beth A. Lamping
                                        Title: Vice President









                                    MORTGAGE NOTE

          $3,500,000.00                                    Orlando, Florida
                                                             April 15, 1994

               FOR VALUE RECEIVED, KASH n' KARRY FOOD STORES, INC., a Delaware corporation (the "Maker"), promises to pay to the order of HP FINANCE CORP., a Florida corporation (the "Holder"), the principal sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00), together with interest on the principal balance of this Mortgage Note (the "Note") from time to time remaining unpaid, from the date hereof at the applicable interest rate hereinafter set forth, in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of such payment. Both principal and interest and all other sums due hereunder shall be payable at 5364 Ehrlich Road, #125, Tampa, Florida 33625, at or at such other place either within or without the State of Florida, as the Holder hereof may from time to time designate. Said principal and interest shall be paid over a term, at the times, and in the manner set forth below, as follows:

          Payment Provision:

          I. Installments of interest only on the unpaid principal balance of this Note shall be due and payable in consecutive monthly installments commencing on the first day of the second calendar month following the date hereof and continuing on the first day of each calendar month thereafter until this Note is paid in full, at the rate and in the amount as follows:

               A. From the date hereof through April 30, 1997 interest shall accrue at the rate of eleven and one-half percent (11.5 %) per annum and shall be due and payable in monthly installments of $33,541.67 through May 1, 1997.

               B.   From May 1, 1997 through April 30, 2000
                    interest shall accrue at the rate of fourteen and one-half percent (14.5%) per annum and shall be due and payable in monthly installments of $42,291.67 beginning on June 1, 1997 and continuing through May 1, 2000.

               C. From and after May 1, 2000 interest shall accrue at the rate of seventeen and one-half percent (17.5%) per annum and shall be due and payable in monthly installments of $51,041.67 beginning on June 1, 2000 and continuing through May 1, 2004.


          Maturity:

                The unpaid principal balance of this Note and all accrued unpaid interest thereon, if not sooner paid, shall be due and payable in full on May 1, 2004 (the "Maturity Date").

          Application of Payments:

                All payments shall be applied first to the payment of accrued unpaid interest hereon and the balance, if any, shall be applied to the reduction of the outstanding principal balance of this Note. Interest due hereunder shall be calculated on the basis of a 360-day year. This Note may be prepaid at any time without any prepayment penalty or fee whatsoever.

          Late Payment Charge:

               The Holder of this Note may collect a late payment charge, prior to the acceleration of this Note, in an amount equal to five percent (5%) of the aggregate monthly installment which is not received within five (5) days of the due date, for the purpose of covering the extra expenses involved in handling delinquent installments. Any payment which is postmarked by the due date shall not be considered delinquent and a late payment charge shall not be assessed.

          Additional Conditions:

                This Note is secured by (among other things) a Mortgage and Security Agreement (as amended from time to time, the "Mortgage") of even date herewith encumbering certain real property located in the County of Hillsborough, State of Florida and other property as more particularly described in the Mortgage. The Mortgage contains terms and provisions which provide grounds for acceleration of the indebtedness evidenced by this Note together with additional remedies in the event of default hereunder or thereunder. Failure on the part of the Holder hereof to exercise any right granted herein or in the aforesaid Mortgage shall not constitute a waiver of such right or preclude the subsequent exercise and enforcement thereof.

                All parties to this Note, including endorsers, sureties and guarantors, hereby waive presentment for payment, demand, protest, notice of nonpayment or dishonor and of protest, and any and all other notices and demands whatsoever, and agree to remain bound hereby until the principal and interest of this Note are paid in full, notwithstanding any extensions of time for payment which may be granted by the Holder, even though the period of extension be indefinite, and notwithstanding any inaction by, or failure to assert any legal rights available to the Holder of this Note.

                 If the obligations evidenced by this Note, or any part thereof, are placed in the hands of an attorney for collection, whether by suit or otherwise, at any time, or from time to time, the Maker shall be liable to the Holder, in each instance, for all costs and expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees incurred prior to trial, at trial and in connection with all appellate and bankruptcy proceedings.

          Default:

                If default shall be made in the payment of principal and/or interest (or either) as stipulated above or in the payment of any other sums due hereunder or under the Mortgage or under the Financing Agreement between the Maker and the Holder of even date herewith (as amended from time to time, the "Financing Agreement" and, together with the Mortgage and this Note, the "Other Loan Documents"), or should any default be made in the performance of any of the terms, covenants and conditions contained herein, in the Mortgage, or in any of the Other Loan Documents, then in any or all of such events, at the option of the Holder of this Note, the entire outstanding principal balance of this Note, together with all sums advanced by the Holder on behalf of the Maker shall become and be immediately due and payable then or thereafter as the Holder may elect, regardless of the Maturity Date hereof. All such amounts shall bear interest at the rate of eighteen percent (18%) per annum.

                During the existence of any default, the Holder of this Note may apply any sums received, including but not limited to, insurance proceeds or condemnation awards, to any amount then due and owing hereunder or under the terms of any instrument now or hereafter evidencing or securing this Note as the Holder may determine. Neither the right nor the exercise of the right herein granted unto the Holder to apply such payments as aforesaid shall preclude the Holder from exercising its option to cause the entire indebtedness evidenced by this Note to become immediately due and payable by reason of the Maker's default under the terms of this Note, the Mortgage, or any other instrument evidencing or securing this Note.

                Notwithstanding any provisions herein to the contrary, the Holder's right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby shall be conditioned upon, with respect to any Non-Monetary Default (as hereinafter defined), the Holder giving the Maker written notice of such Non-Monetary Default and a thirty (30) day period after the date of such notice within which to cure such Non-Monetary Default. Any notice required hereunder shall be given as provided in the Mortgage. The Holder shall have no obligation to give the Maker notice of any Monetary Default (as hereinafter defined), or any notice of or period to cure any Incurable Default (as hereinafter defined), prior to exercising its right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby and to declare the same to be immediately due and payable and to exercise all other rights and remedies herein granted or otherwise available to the Holder at law or in equity. Notwithstanding the foregoing, a Monetary Default shall be deemed to have occurred hereunder only if any sums due hereunder or under the Mortgage or the Other Loan Documents are not either postmarked by the due date therefor or received within five (5) days after the due date therefor. As used herein, the term "Monetary Default" shall mean any failure to timely make any payment of principal or interest hereunder or any other payments required hereby or by the Mortgage or any of the Other Loan Documents. As used herein, the term "Non-Monetary Default" shall mean any Event of Default (as defined in the Mortgage or in any of the Other Loan Documents) which is not a Monetary Default or an Incurable Default. As used herein, the term "Incurable Default" shall mean any voluntary or involuntary sale, assignment, mortgaging or transfer of any collateral or security for this Note in violation of the covenants of the Mortgage or of any of the Other Loan Documents, after the expiration of any applicable notice and grace periods therefor or any event of default defined as an Incurable Default under the Mortgage or any of the Other Loan Documents.

          Savings Clause:

                Notwithstanding any provisions herein or in the Mortgage to the contrary, the total liability for payments in the nature of interest, default interest and late fees shall not exceed the limits imposed by the laws of the State of Florida or the United States of America relating to maximum allowable charges of interest. The Holder shall not be entitled to receive, collect or apply, as interest on the indebtedness evidenced hereby, any amount in excess of the maximum allowable legal rate of interest permitted to be charged by applicable law. In the event the Holder ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be applied to reduce the unpaid principal balance of the indebtedness evidenced hereby. If the unpaid principal balance of such indebtedness is paid in full, any remaining excess shall be forthwith paid to the Maker hereof.

                The provisions of this Note shall be governed by the laws of the State of Florida and of the United States of America and shall be binding upon the Maker, its successors and assigns and shall inure to the benefit of the Holder, its successors and assigns.



                          (SIGNATURE BLOCK ON ATTACHED PAGE)

                IN WITNESS WHEREOF, the undersigned has executed this Note under seal as of the day and year first above written.



                                        KASH N' KARRY FOOD STORES, INC., a
                                        Delaware corporation

                                        By:   /s/ Raymond P. Springer
                                            Raymond P. Springer,
                                            Executive Vice President

                                                        (CORPORATE SEAL)


          Documentary stamp tax in the amount of $12,250.00 has been affixed to the original Mortgage of even date herewith which secures this Note.





























          Prepared By & Return To:
          William R. Bird, Jr., Esquire
          Lowndes, Drosdick, Doster, Kantor
          & Reed, P.A.
          215 North Eola Drive
          Orlando, Florida 32802


                           MORTGAGE AND SECURITY AGREEMENT


               THIS MORTGAGE AND SECURITY AGREEMENT (hereinafter referred to as the "Mortgage") executed the 15th day of April, 1994 by and between KASH n' KARRY FOOD STORES, INC., a Delaware corporation, whose address for notice purposes under this Mortgage is 6422 Harney Road, Tampa, Florida 33610 (hereinafter referred to as "Borrower"), to and in favor of HP FINANCE CORP., a Florida corporation (hereinafter referred to as "Lender").

                                     WITNESSETH:


               That for good and valuable considerations and to secure the payment of an indebtedness in the aggregate sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000.00), or so much thereof as may be advanced, to be paid in accordance with a mortgage note of even date herewith (hereinafter referred to as the "Note") which has a maturity date of May 1, 2004 together with interest thereon and any and all sums due or which may become due hereunder from Borrower to Lender, Borrower does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto Lender, its successors and assigns:

                    (i)  Borrower's leasehold estate in and to that certain
               tract of land of which Borrower is now seized and possessed and in actual possession, situate in the County of Hillsborough, State of Florida, which is more fully described in Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "Premises"), which leasehold estate exists pursuant to that certain Lease
               Agreement executed by Eli Blumenfeld, as landlord, and Borrower, as tenant, dated December 16, 1991 a short form of which is recorded in Official Records Book 6473, Page 1630, as modified by that certain First Modification of Lease recorded in Official Records Book 7103, Page 1217, both among the Public Records of Hillsborough County, Florida (hereinafter referred to collectively as the "Lease");

                    (ii) all leasehold estate, and all right, title and interest of Borrower in and to the Lease and all leases or subleases covering the Premises or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Borrower thereunder, including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature and all options, credits and privileges thereunder.

                    (iii) all right,  title and interest of Borrower in and
               to all options to purchase the Premises or any portion thereof or interest therein, and any greater estate in the Premises owned or hereafter acquired;

                    (iv) all right, title and interest of Borrower in and to all easements, streets, ways, alleys, rights-of-way and rights used in connection with the Premises or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights;

                    (v) all right, title and interest of Borrower in and to any and all buildings, fixtures, structures and improvements (other than equipment and machinery) now or hereafter erected on the Premises (sometimes hereinafter referred to, not including the items specifically excluded in this clause (v), as the "Improvements"), excluding the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings, structures and improvements in which a security interest is held by Heller Financial Inc. as evidenced by that UCC Financing Statement recorded in Official Records Book 7055, Page 1981, of the Public Records of Hillsborough County, Florida;

                    (vi)  all awards and proceeds of  condemnation  for the
               Premises or any part thereof to which Borrower is entitled for any taking of all or any part of the Premises by condemnation or exercise of the right of eminent domain. All such awards and condemnation proceeds are hereby assigned to Lender and Lender is hereby authorized, subject to the provisions contained in this Mortgage, to apply such awards and condemnation proceeds or any part thereof, after deducting therefrom any expenses incurred by Lender in the collection or handling thereof, toward the payment, in full or in part, of the Note, notwithstanding the fact that the amount owing thereon may not then be due and payable;

                    (vii) all right, title and interest in and to any payments under any performance or payment bonds issued with respect to the Premises or for the construction of improvements thereon, to which Borrower is entitled;

                    (viii) all rents, issues and profits of the Premises and all the estate, right, title and interest of every nature whatsoever of Borrower in and to the same;

                    (ix) all  right,  title and interest of Borrower in and
               to all proceeds and choses in action arising under any casualty insurance policies maintained with respect to all or any part of the Mortgaged Property; and,

                    (x) all proceeds, products, replacements, additions, substitutions, renewals andaccessions of any of the foregoing items.

          All of the foregoing real and personal property, and all rights, privileges and franchises are collectively referred to as the "Mortgaged Property."

               TO HAVE AND TO HOLD all and singular the Mortgaged Property hereby conveyed, and the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof and also all the estate, right, title, interest, property, possession, claim and demand whatsoever as well in law as in equity of Borrower in and to the same and every part and parcel thereof unto Lender.

               PROVIDED ALWAYS that if Borrower shall pay to Lender any and all indebtedness due by Borrower to Lender (including the indebtedness evidenced by the Note and any and all renewals of the same) and shall perform, comply with and abide by each and every stipulation, agreement, condition, and covenant of the Note and of this Mortgage; then this Mortgage and the estate hereby created shall cease and be null and void. Provided, it is further covenanted and agreed by the parties hereto that this Mortgage also secures any disbursements made for the payment of tax, levies or insurance on the Mortgaged Property, with interest on such disbursements at the Default Rate as hereinafter defined.

                To protect the security of this Mortgage, Borrower further covenants, warrants and agrees with Lender as follows:


                                      ARTICLE I
                         COVENANTS AND AGREEMENTS OF BORROWER

               1.01 Payment of Secured Obligations. Borrower shall pay when due the principal of, and the interest on, the indebtedness evidenced by the Note, and the charges and fees secured by this Mortgage and shall otherwise comply with all the terms of the Note and this Mortgage.

               1.02 Warranties and Representations. Borrower hereby covenants with Lender that Borrower is indefeasibly seized of the Mortgaged Property; that Borrower has full power and lawful right to convey the same; that it shall be lawful for Borrower at all times peaceably and quietly to enter upon, hold, occupy and enjoy said Mortgaged Property and every part thereof; that Borrower will make such further assurances to perfect the lien interest in the Mortgaged Property in Lender, as may reasonably be required; and that Borrower does hereby fully warrant the title to the Mortgaged Property (subject only to those exceptions identified in Exhibit "B" attached hereto (hereinafter referred to as the "Permitted Encumbrances") and every part thereof and will defend the same against the lawful claims of all persons whomsoever.

               Borrower further represents and warrants to Lender that all information, reports, paper and data given to Lender with respect to Borrower, and with respect to the Note and Mortgage, are accurate and correct in all material respects and complete insofar as may be necessary to give Lender a true and accurate knowledge of the subject matter.

               1.03 Ground Leases, Leases, Subleases and Easements. Borrower, at Borrower's sole cost and expense, shall maintain and cause to be performed all of the covenants, agreements, terms, conditions and provisions on its part to be kept, observed and performed under the Lease and any other lease, sublease or easements which may constitute a portion of or an interest in the Premises; shall require its landlords, tenants and subtenants to keep, observe and perform all the covenants, agreements, terms, conditions and provisions on their part to be kept, observed or performed under the Lease and any and all other leases, subleases or easements; and shall not suffer or permit any breach or default to occur with respect to the foregoing; and in default thereof Lender shall have the right to perform or to require performance of any such covenants, agreements, terms, conditions and provisions of the Lease and of any such other lease, sublease or easements and to add any expense incurred in connection therewith to the debt secured hereby, which such expense shall bear interest from the date of payment to the date of recovery by Lender at the Default Rate, as hereinafter defined. Any such payment by Lender with interest thereon shall be immediately due and payable. Borrower shall not, without the written consent of Lender, consent to any modification, amendment, cancellation, termination or surrender of the Lease or of any such other lease, sublease, or easement.

               No release or forbearance of any of Borrower's obligations under the Lease or any such other lease, sublease, or easement shall release Borrower from any of its obligations under this Mortgage.

               1.04 Required Insurance. Borrower will, at Borrower's sole cost and expense, maintain or cause to be maintained with respect to the Mortgaged Property, and each part thereof, the following insurance:

                    (a) Insurance against loss or damage to the Improvements by fire and all of the risks covered by insurance of the type known as "fire and extended coverage" in an amount not less than the original amount of the Note or the full replacement cost of the Improvements, whichever is less; and

                    (b) Comprehensive general liability insurance, insuring against personal injury, death and property damage occurring on, in or about the Premises or in connection with the operation of the Mortgaged Property, naming Lender as an additional insured and in such amounts as are acceptable to Lender.

                    (c) Such other insurance, and in such amounts, as may from time to time be required by Lender against the same or other hazards.

                 All policies of insurance required by the terms of this Mortgage shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set off, counterclaim or deductions against Borrower.

                 Borrower may effect for its own account any insurance not required under this Section 1.04, but any such insurance effected by Borrower on the Premises, whether or not so required, shall be for the mutual benefit of Borrower and Lender.

               1.05 Delivery of Policies, Payment of Premiums. All policies of insurance shall be issued by companies and in amounts in each company satisfactory to Lender. All policies of casualty insurance shall have attached thereto a lender's loss payment endorsement for the benefit of Lender in form satisfactory to Lender. Borrower shall furnish Lender with an original policy of all policies of required insurance. If Lender consents to Borrower providing any of the required insurance through blanket policies carried by Borrower and covering more than one location, then Borrower shall furnish Lender with a certificate of insurance for each such policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number, and the expiration date. At least thirty (30) days prior to the expiration of each such policy, Borrower shall furnish Lender with evidence satisfactory to Lender of the Payment of premium and the reissuance of a policy continuing insurance in force as required by this Mortgage. All such policies shall contain a provision that such policies will not be canceled or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days prior written notice to Lender. In the event Borrower fails to provide, maintain, keep in force or deliver and furnish to Lender the policies of insurance required by this Section, Lender may procure such insurance or single interest insurance for such risks covering Lender's interest, and Borrower will pay all premiums thereon promptly upon demand by Lender, and until such payment is made by Borrower the amount of all such premiums together with interest thereon at the rate of interest after maturity or default provided in the Note or the maximum rate permitted by Florida law, whichever is less (the "Default Rate"), and shall be deemed to be a part of the indebtedness secured by this Mortgage.

               1.06 Insurance Proceeds. After the happening of any casualty to the Mortgaged Property or any part thereof, Borrower shall give prompt written notice thereof to Lender.

                    (a) In the event of any damage to or destruction of the Mortgaged Property, Lender shall have the option in its sole discretion of applying or paying all or part of the insurance proceeds (i) to any indebtedness secured hereby and in such order as Lender may determine, or (ii) to the restoration of the improvements, or (iii) to Borrower. Notwithstanding the foregoing sentence, and provided that no Event of Default (as herein defined) has occurred as is continuing, Lender agrees to apply such insurance proceeds, or to make the same available (on reasonable terms) for Borrower's application, toward restoration of the Improvements.

                    (b) In the event of such loss or damage, all proceeds of insurance shall be payable to Lender, and Borrower hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Lender. Lender is hereby authorized and empowered by Borrower to settle, adjust or compromise any claims for loss, damage or destruction under any policy or policies of insurance.

                    (c) Except to the extent that insurance proceeds are received by Lender and applied to the indebtedness secured hereby, nothing herein contained shall be deemed to Borrower from repairing or maintaining the Mortgaged Property as provided in this Mortgage or restoring all damage or destruction to the Mortgaged Property, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by Lender of any shall not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice.

               1.07 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Borrower in and to all policies of insurance required by this Section shall inure to the benefit of and pass to the successor in interest of Lender or the purchaser or grantee of the Mortgaged Property. Borrower hereby appoints Lender its attorney-in-fact to endorse any cheeks, drafts or other instruments representing any proceeds of such insurance, whether payable by reason of loss thereunder or otherwise.

                1.08Taxes. Utilities and Impositions. Borrower will pay, or cause to be paid and discharged, on or before the last day on which they may be paid without penalty or interest, all such duties, taxes, sewer rents, charges for water, or for setting or repairing of meters, and all other utilities on the Mortgaged Property or any part thereof, and any assessments and payments, usual or unusual, extraordinary or ordinary, which shall be imposed upon or become due and payable or become a lien upon the Premises or any part thereof and the sidewalks or streets in front thereof and any vaults therein by virtue of any present or future law of the United States or of the State, County, or City wherein the Premises are located (all of the foregoing being herein collectively called "Impositions"). In default of any such payment of any Imposition, Lender may pay the same and the amount so paid by Lender shall, at Lender's option, become immediately due and payable with interest at the Default Rate and shall be deemed part of the indebtedness secured by this Mortgage.

                If at any time there shall be assessed or imposed (i) a tax or assessment on the Premises in lieu of or in addition to the Impositions payable by Borrower pursuant to this Section or (ii) a license fee, tax or assessment imposed on Lender and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in this Section, and Borrower shall pay and discharge the same as herein provided with respect to the payment of Impositions or at the option of Lender, all obligations secured hereby, together with all accrued interest thereon, shall immediately become due and payable. Anything to the contrary herein notwithstanding, Borrower shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Lender in connection with the obligations secured hereby.

               Borrower will pay all mortgage recording taxes and fees payable with respect to this Mortgage or other mortgage or transfer taxes due on account of this Mortgage or the Note secured hereby.

               Borrower will exhibit to Lender the original receipts or other reasonably satisfactory proof of the payment of all Impositions which may affect the Mortgaged Property or any part thereof or the lien of the Mortgage promptly following the last date on which each Imposition is payable hereunder.

               Notwithstanding the foregoing, Borrower shall have the right, after prior written notice to Lender, to contest at its own expense the amount and validity of any Imposition affecting the Mortgaged Property by appropriate proceedings conducted in good faith and with due diligence and to postpone or defer payment thereof, if and so long as:

                    (a) Such proceedings shall operate to suspend the collection of such Impositionfrom Borrower or the Mortgaged Property; or

                    (b)  Neither  the  Mortgaged  Property  nor  any   part
          thereof would be inimmediate danger of being forfeited or lost by reason of such proceedings, postponementor deferment; and

                    (c) In the case of any Imposition affecting the Mortgaged Property whichmight be or become a lien, encumbrance or charge upon or result in any forfeiture or lossof the Mortgaged Property or any part thereof, or which might result in loss or damageto Borrower or Lender, Borrower, prior to the date such Imposition would becomedelinquent, shall have furnished Lender with security satisfactory to Lender, and, in theevent that such security is furnished, Lender shall not have the right during the periodof the contest to pay, remove or discharge the Imposition.

               1.09 Maintenance, Repairs, Alterations. Borrower shall keep the Mortgaged Property, or cause the same to be kept, in good condition and repair and fully protected from the elements to the satisfaction of Lender, normal wear and tear excepted; Borrower shall not commit nor permit to be committed waste thereon and shall not do nor permit to be done any act by which the Mortgaged Property shall become less valuable; Borrower will not remove, demolish or structurally alter any of the Improvements (except such alterations as maybe required by laws, ordinances or regulations) without the prior written permission of Lender; Borrower shall complete promptly and in good and workmanlike manner any building or other improvement which may be constructed on the Premises and promptly restore in like manner any Improvements which may be damaged or destroyed thereon and will pay when due all claims for labor performed and materials furnished therefor; Borrower shall use and operate, and shall require its lessees or licensees to use or operate, the Mortgaged Property in compliance with all applicable laws, ordinances, regulations, covenants, conditions and restrictions, and with all applicable requirements of the Lease and any other lease or sublease now or hereafter affecting the Premises or any part thereof. Unless required by law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the stated use of Mortgaged Property from that which was disclosed to Lender at the time of execution hereof. Borrower shall not initiate or acquiesce to a zoning change of the Mortgaged Property without the prior notice to and consent of Lender. Lender and its representatives shall have access to the Premises at all reasonable times to determine whether Borrower is complying with its obligations under this Mortgage, including, but not limited to, those set out in this Section.

               1.10 Eminent Domain. Should the mortgaged Property, or any part thereof or interest therein, be taken or damaged by reason of any public use or improvement or condemnation proceeding, or in any other manner ("Condemnation"), or should Borrower receive any notice or other information regarding such Condemnation, Borrower shall give prompt written notice thereof to Lender.

                    (a) Subject to the provisions of the Lease, Lender shall be entitled to all compensation, awards and other payments or relief granted in connection with such Condemnation, and shall be entitled, at its option, to commence, appear in and prosecute in its own name any action or proceedings relating thereto. Lender shall also be entitled to make any compromise or settlement in connection with such taking or damage. All such compensation, awards, damages, rights of action and proceeds awarded to Borrower (the "Proceeds") are hereby assigned to Lender and Borrower agrees to execute such further assignments of the Proceeds as Lender may require.

                    (b) In the event any portion of the Mortgaged Property is so taken or damaged, Lender shall have the option in its sole and absolute discretion, to apply all such Proceeds, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with such Proceeds, upon any indebtedness secured hereby, or to apply all such Proceeds, after such deductions, to the restoration of the Mortgaged Property upon such conditions as Lender may determine. Notwithstanding the foregoing, and provided that no Event of Default has occurred and is continuing, Lender agrees to apply such Proceeds, or to make the same available (on reasonable terms) for application by Borrower, toward restoration of the Mortgaged Property, if such restoration shall, in Lender's judgment, be practicable. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

                    (c) Any amounts received by Lender hereunder (after payment of any costs in connection with obtaining same), shall, if retained by Lender, be applied in payment of any accrued interest and then in reduction of the then outstanding principal sum of the Note, notwithstanding that the same may not then be due and payable.

                    (d) Except to the extent that such Proceeds are received by Lender and applied to the indebtedness secured hereby, nothing herein contained shall be deemed to excuse Borrower from restoring the Mortgaged Property, regardless of whether such Proceeds are available or sufficient in amount, unless Lender and Borrower agree that the remainder of the Mortgaged Property will be insufficient for the continued operation of Borrower's business thereon.

               1.11 Actions by Lender to Preserve the Security of this Mortgage. If Borrower fails to make any payment or to do any act as and in the manner provided for in this Mortgage or the Note, Lender, in its own discretion, without obligation so to do and without notice to or demand upon Borrower and without releasing Borrower from any obligation, may make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Borrower will pay upon demand all expenses incurred or paid by Lender (including, but not limited to, reasonable attorneys' fees and court costs including those of appellate and bankruptcy proceedings) on account of the exercise of any of the aforesaid rights or privileges or on account of any litigation which may arise in connection with this Mortgage or the Note or on account of any attempt, without litigation, to enforce the terms of this Mortgage or said Note. In case the Mortgaged Property or any part thereof shall be advertised for foreclosure sale and not sold, Borrower shall pay all costs in connection therewith.

               In the event that Lender pays any sums of money to protect this Mortgage and the Note as aforesaid, all monies advanced or due hereunder shall become immediately due and payable, together with interest at the Default Rate, computed from the date of such advance to the date of the actual receipt of payment thereof by Lender.

               1.12 Cost of Collection. In the event this Mortgage is placed in the hands of an attorney for the collection of any sum payable hereunder, Borrower agrees to pay all costs of collection, including reasonable attorneys fees including those in all appellate and bankruptcy proceedings, incurred by Lender, either with or without the institution of any action or proceeding, and in addition to all costs, disbursements and allowances provided by law. All such costs so incurred shall be secured by this Mortgage.

               1.13 Survival of Warranties. All representations, warranties and covenants of Borrower contained herein or incorporated by reference shall survive the execution and delivery of the Note and this Mortgage and shall remain continuing obligations, warranties and representations of Borrower during any time when any portion of the obligations secured by this Mortgage remain outstanding.

               1.14 Additional Security. In the event Lender at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.

               1.15 Inspections. Lender, or its agents, representatives or workmen, are authorized to enter at any reasonable time upon or on any part of the Premises for the purpose of inspecting the same, and for the purpose of performing any of the acts it is authorized to perform under the terms of this Mortgage.

               1.16 Liens. Borrower shall pay and promptly discharge, at Borrower's cost and expense, all liens, encumbrances and charges upon the Mortgaged Property or any part thereof or interest therein other than the Permitted Encumbrances. With respect to the Permitted Encumbrances, Borrower shall promptly pay and discharge all of its obligations thereunder such that no Events of Default shall occur thereunder and be continuing. Borrower shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided Borrower shall first deposit with Lender a bond or other security satisfactory to Lender in such amounts as Lender shall reasonably require, and provided further that Borrower shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged. If Borrower shall fail to discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Lender, Lender may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. Any amount so paid by Lender shall, at Lender's option, become immediately due and payable with interest at the Default Rate, and shall be deemed part of the indebtedness secured by this Mortgage.

               1.17 Future Advances. This Mortgage is given to secure only the existing indebtedness under the Note, and such other sums as may become due hereunder, but shall not secure any future advances.


                                      ARTICLE II
                           ASSIGNMENT OF LEASES, SUBLEASES,
                        FRANCHISES, RENTS, ISSUES AND PROFITS


               2.01 Assignment of Rents. Borrower hereby collaterally assigns and transfers to Lender all the leases, subleases, franchises, rents, issues and profits of the Mortgaged Property, and hereby gives to and confers upon Lender the right, power and authority to collect such rents, issues and profits as herein set forth. Borrower irrevocably appoints Lender its true and lawful attorney-in-fact. If an Event of Default shall occur and be continuing under the Note or this Mortgage, Lender shall have the right, at its option, immediately and without further legal action being necessary, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Borrower or Lender, for all such rents, issues and profits and apply the same to the indebtedness secured hereby; provided, however, that Borrower shall have the right to collect such rents, issues and profits (but not more than one month in advance) prior to or so long as no Event of Default has occurred and is continuing.

               2.02 Collection Upon Default. If an Event of Default has occurred and is continuing, Lender may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Mortgaged Property, or any part thereof, in its own name, sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, upon any indebtedness secured hereby, and in such order as Lender may determine. The collection of such rents, issues and profits, or the entering upon and taking possession of the Mortgaged Property, or the application thereof as aforesaid, shall not cure or waive any Event of Default or notice of default hereunder or invalidate any act done in response to any Event of Default or pursuant to such notice of default.

               2.03 Restriction on Further Assignments,. etc. Except as hereinafter specifically provided or provided in any Permitted Encumbrances, Borrower shall not, without the prior written consent of Lender, assign the rents, issues or profits, or any part thereof, from the Mortgaged Property or any part thereof, and shall not consent to the modification, cancellation or surrender of any lease or sublease covering the Mortgaged Property. An action of Borrower in violation of the terms of this Section shall be void as against Lender in addition to being an Event of Default under this Mortgage.

               Borrower shall not, without the consent of Lender, consent to the cancellation or surrender of, or accept prepayment of rents, issues or profits (other than rent paid at the signing of a lease or sublease) under, any lease or sublease now or hereafter covering the Mortgaged Property or any part thereof, nor modify any such lease or sublease so as to shorten the term, decrease the rent, accelerate the payment of rent, or change the terms of any renewal option; and any such purported assignment, cancellation, surrender, prepayment or modification made without the written consent of Lender shall be void as against Lender. Borrower shall, upon demand of Lender, enter into an agreement with Lender with respect to the provisions contained in the preceding provision regarding any lease or sublease covering said Mortgaged Property or any part thereof, and Borrower hereby appoints Lender attorney-in-fact of Borrower to execute and deliver any such agreement on behalf of Borrower and deliver written notice thereof to the tenant to whose lease such agreement relates.

               Borrower agrees to furnish to Lender a copy of any modification of any lease presently in effect and copies of all future leases affecting the Mortgaged Property covered by this Mortgage, and failure to furnish to Lender a copy of any modification of a lease or a copy of any future lease affecting said Mortgaged Property (as approved by Lender, if Lender's approval is required) within thirty (30) days after the execution thereof, shall be deemed a default under this Mortgage and the Note, for which the holder of this Mortgage may, at its option, declare the entire unpaid balance of the subject Mortgage and Note to be immediately due and payable.

               All leases  or  subleases hereafter entered into by Borrower with respect to the Mortgaged Property or any part thereof, shall be subordinate to the lien of this Mortgage unless expressly made superior to this Mortgage in the manner hereinafter provided. At any time or times Lender may execute and record in the appropriate Office of the Register or County Clerk of the County where the Premises are situated, a Notice of Subordination reciting that the lease or leases therein described shall be superior to the lien of this Mortgage. From and after the recordation of such Notice of Subordination, the lease or leases therein described shall be superior to the lien of this Mortgage and shall not be extinguished by any foreclosure sale hereunder.

                                     ARTICLE III
                         ENVIRONMENTAL CONDITION OF PREMISES


               3.01 Environmental Condition of Property. Borrower hereby warrants and represents to Lender that, to the best of its knowledge:

                    (a) except as set forth in subparagraph (b) below, the Premises are now and at all times hereafter will continue to be in full compliance with all Federal, State and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), Public Law No. 96-510, 94 Stat. 2767, and the Superfund Amendments and Reauthorization Act of 1986 (SARA), Public law No. 99-499, 100 Stat. 1613, and

                    (b) as of the date hereof there are no hazardous materials, substances, waste or other environmentally regulated substances (including without limitation, any materials containing asbestos) located on, in or under the Premises or used in connection therewith, except as set forth in that certain Preliminary Contamination Assessment Report dated October, 1992 and in that certain Work Plan For A Supplemental Preliminary Contamination Assessment dated March, 1994, both of which were prepared by Law Environmental, Inc. (the "Contamination"). Borrower has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is and will remain in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals. Borrower further warrants and represents that it will promptly notify Lender of any change in the environmental condition of the Premises or in the nature or extent of any hazardous materials, substances or wastes maintained on, in or under the Premises or used in connection therewith, and will immediately transmit to Lender copies of all citations, orders, notices, correspondence, remediation plans and other communications received or submitted by Borrower with respect to the Contamination or any other hazardous materials, substances, waste or other environmentally regulated substance affecting the Premises.

                Borrower hereby indemnifies and holds harmless Lender from and against any and all damages, penalties, fines, claims, suits, liabilities, costs, judgments and expenses (including attorneys', consultant's or expert's fees) of every kind and nature incurred, suffered by or asserted against Lender as a direct or indirect result of:

                    (c) any warranty or representation made by Borrower in this paragraph being or becoming false or untrue in any material respect or

                    (d) any requirement under the law, regulation or ordinance, local, state or federal, regarding the removal or elimination of any hazardous materials, substances, waste or other environmentally regulated substances, including but not limited to the Contamination.

               Borrower's obligations hereunder shall not be limited to any extent by the term of the Note, and, as to any act or occurrence prior to payment in full and satisfaction of said Note which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding foreclosure of this Mortgage, where Lender is the purchaser at the foreclosure sale, or delivery of a deed in lieu of foreclosure to Lender, but such obligations shall not inure to the benefit of any grantee of Lender after foreclosure sale or delivery of a deed in lieu of foreclosure to Lender.


                                      ARTICLE IV
                                REMEDIES UPON DEFAULT


               4.01 Events of Default. Any one or more of the following shall, subject to applicable grace periods, if any, and notice periods, if any, under the Note, constitute an Event of Default under this Mortgage and the Note hereby secured:

                    (a) Failure of Borrower to make one or more payments required by said Note on the due date thereof.

                    (b) Failure of Borrower to pay the amount of any costs, expenses and fees (including reasonable counsel fees) of Lender, with interest thereon, as required by any provision of this Mortgage.

                    (c) Failure to exhibit to Lender, within ten (10) days after written demand, receipts showing payment of real estate taxes and assessments on the Premises.

                    (d) Except as hereinbefore permitted or beyond the control of Borrower, the actual or threatened alteration, demolition or removal of the grocery store on the Premises without written consent of Lender, the actual alteration, demolition or removal of which shall constitute an Incurable Default under the Note if the same affects a substantial part of said grocery store.

                    (e)  Failure  to  maintain   the  Improvements  on  the
               Premises as herein required, free of any liens other than the Permitted Encumbrances.

                    (f) Failure to comply with any order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Mortgaged Property within three (3) months from the issuance thereof (if failure to so comply would have a material adverse effect on the Premises or on the business of Borrower), or before any such violation becomes a lien against the Mortgaged Property, whichever first occurs.

                    (g) Failure of Borrower or others to comply with or perform any other covenant or agreement contained herein, in the Note, or in the Financing Agreement between Borrower and Lender of even date herewith (the "Financing Agreement").

                    (h) If any representation or warranty of Borrower contained in this Mortgage, in the Note or in the Financing Agreement shall be false or misleading in any material respect on the date as of which made.

                    (i) The institution of any bankruptcy, reorganization or insolvency proceedings against the then owner or Borrower in possession of the Mortgaged Property, or any guarantor, or the appointment of a receiver or a similar official with respect to all or a substantial part of the properties of the then owner or Borrower in possession of the Mortgaged Property and a failure to have such proceedings dismissed or such appointment vacated within a period of forty-five (45) days, which shall constitute an Incurable Default under the Note.

                    (j) The making of a general assignment by Borrower for the benefit of its creditors, or the institution of any voluntary bankruptcy, reorganization or insolvency proceedings by the then owner or Borrower in possession of the Mortgaged Property, or any guarantor, or the appointment of a receiver or a similar official with respect to all or a substantial part of the properties of the then owner or Borrower in possession of the Mortgaged Property at the instance of the then owner or Borrower in possession of the Mortgaged Property, any of which shall constitute an Incurable Default under the Note.

                    (k) The making of any general levy, seizure, forfeiture action, enforcement or attempted enforcement of any mechanic's or materialman's lien or attachment on the Mortgaged Property or any part thereof.

                    (l) If default shall occur (i) under the Lease and be continuing following the expiration of any notice and cure periods thereunder; or (ii) under any loan or credit agreement now or hereafter in existence between Lender and Borrower or their respective affiliates or any other loan or indebtedness owed by Borrower to Lender or its affiliates, and as a result of the default the party thereto other than Borrower accelerates the maturity of more than $500,000.00 in principal amount of indebtedness owed to that party by Borrower.

                    (m) The occurrence of any Event of Default (as defined therein) under the Note or the Financing Agreement whether or not such event is specifically set forth herein.

                    (n) Any default shall occur and be continuing under the mortgage in favor of Security Pacific National Bank and First Florida Bank, N.A. referred to in item 1 of Exhibit "B" hereto and, as a result thereof, the mortgagee thereof shall either (i) exercise any of the remedies against the Premises provided in the mortgage or (ii) accelerate the maturity of more than $500,000.00 in principal amount of indebtedness secured by the mortgage.

                    (o)  In the event that either:

                         (i) all or substantially all of the Premises is sold, conveyed, leased, assigned, encumbered or otherwise transferred by Borrower, without Lender's prior written consent (which shall not be unreasonably withheld),

                         (ii) Borrower issues, after the date hereof, newly
               issued shares (or shares held in treasury) which are shares of voting common stock of Borrower (other than shares of voting common stock issued pursuant to any compensatory plan or agreement for the benefit of any employee of Borrower) representing in excess of twenty percent (20%) of the aggregate voting power of the shares of voting common stock of Borrower which are issued and outstanding (including shares issuable upon exercise of options, warrants and other rights to acquire shares of voting common stock which are then outstanding) immediately prior to the new issuance (or reissuance) and Borrower receives net cash proceeds from the new issuance (or reissuance) of at least $20,000,000, or

                         (iii) debentures with an aggregate principal amount of at least $70,000,000 and which were issued under either (a) the Indenture dated as of September 14, 1989 between Borrower and NCNB National Bank of Florida, (b) the Indenture dated as of January 29, 1992 between Borrower and Ameritrust Texas, N.A. or (c) the Indenture dated as of February 8, 1989 between Borrower and First Florida Bank, N.A. (such debentures being referred to herein as the "Debt Securities") are amended (or the indentures governing the terms of the Debt Securities are amended) to reduce the interest rates applicable thereto or extend the payment terms thereof and, as a result of or in connection with the amendment, Borrower has available to it additional debt financing of at least $10,000,000 which is committed for a term of one year or more, any of which shall, at Lender's option, constitute an Incurable Default under the Note.

               4.02 Default Rate. The Default Rate shall be eighteen percent (18%) per annum; provided, however, that at no time shall any interest or charges in the nature of interest be taken, exacted, received or collected which would exceed the maximum rate permitted by law.

               4.03 Acceleration Upon Default. Additional Remedies. In the event that one or more Events of Default shall occur and be continuing, the remedies available to Lender shall include, but not necessarily be limited to, any one or more of the following:

                    (a) Lender may declare the entire unpaid balance of the Note immediately due and payable by written notice to Debtor (except with respect to an Event of Default under
               Section 4.01(i) or 4.01(j), for which no notice of such acceleration shall be required), without presentment, demand, or protest or other requirements of any kind (including without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby waived by Debtor.

                    (b)  Lender  may  take   immediate  possession  of  the
               Mortgaged Property or any part thereof (which Borrower agrees to surrender to Lender) and manage, control or lease the same to such person or persons and at such rental as it may deem proper and collect all rents, issues and profits therefrom, including those past due as well as those thereafter accruing, with the right in Lender to cancel any lease or sublease for any cause which would entitle Borrower to cancel the same; to make such expenditures for maintenance, repairs and costs of operation as it may deem advisable; and after deducting the cost thereof and a commission of five (5%) parent upon the gross amount of rents collected, to apply the residue to the payment of any sums which are unpaid hereunder or under the Note. The taking of possession under this paragraph shall not prevent concurrent or later proceedings for the foreclosure sale of the Mortgaged Property as provided elsewhere herein.

                    (c) Lender may apply to any court of competent jurisdiction for the appointment of a receiver or similar official to manage and operate the Mortgaged Property, or any part thereof, and to apply the net rents and profits therefrom to the payment of the interest and/or principal of said Note and/or any other obligations of Borrower to Lender hereunder. In event of such application, Borrower agrees to consent to the appointment of such receiver or similar official, and agrees that such receiver or similar official may be appointed without notice to Borrower without regard to the adequacy of any security for the debts and without regard to the solvency of Borrower or any other person, firm or corporation who or which may be liable for the payment of the Note or any other obligation of Borrower hereunder.

                    (d) Without declaring the entire unpaid principal balance due, Lender may foreclose only as to the sum past due, without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the property shall be sold subject to all remaining items of indebtedness; and Lender may again foreclose, in the same manner, as often as there may be any sum past due.

               4.04 Additional Provisions. Borrower expressly agrees, on behalf of itself, its successors and assigns and any future owner of the Mortgaged Property, or any part thereof or interest therein, as follows:

                    (a) All remedies available to Lender with respect to this Mortgage shall be cumulative and may be pursued concurrently or successively. No delay by Lender in exercising any such remedy shall operate as a waiver thereof or preclude the exercise thereof during the continuance of that or any subsequent default.

                    (b) The obtaining of a judgment or decree on the Note, whether in the State of Florida or elsewhere, shall not in any manner affect the lien of this Mortgage upon the Mortgaged Property covered hereby, any judgment or decree so obtained shall be secured to the same extent as said Note is now secured.

                    (c) In the event of any foreclosure sale hereunder, all net proceeds shall be available for application to the indebtedness hereby secured whether or not such proceeds may exceed the value of the Mortgaged Property for unpaid taxes, liens, assessments and any other costs relating to the Mortgaged Property.

                    (d)  The  only limitation upon the foregoing agreements
               as to the exercise of Lender's remedies is that there shall be but one full and complete satisfaction of the indebtedness secured hereby.
                    (e)  Borrower  shall  duly,  promptly and fully perform
               each and every term and provision of any document which has been executed and delivered by the parties hereto in connection with the execution and delivery hereof, the terms of which are incorporated herein by reference. The lien of this Mortgage secures the payment of all sums payable to Lender and the performance of all covenants and agreements of Borrower under the terms of any such other documents.

               4.05 Remedies Not Exclusive. Lender  shall  be  entitled  to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Mortgage or the Note or under any other agreement or any laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement shall prejudice or in any manner affect Lender's right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Mortgage and any other security now or hereafter held by Lender in such order and manner as Lender may in its absolute discretion determine. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given to Lender or to which it may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lender and it may pursue inconsistent remedies.

                                      ARTICLE V
                                    MISCELLANEOUS

               5.01 Corporate Existence. Borrower shall at all times maintain its corporate existence and shall be fully authorized to do business in the State of Florida and shall maintain in the State of Florida a duly authorized registered agent for the service of process. Failure to comply with such obligations shall be a default under this Mortgage. Within ninety (90) days after the expiration of the time for filing its annual report and the payment of the appropriate corporate taxes in the State of Florida, Borrower will furnish to Lender a certificate of good standing or other evidence satisfactory to Lender to show compliance with the provisions of this Section.
               5.02 Statements by Borrower. Borrower, within three (3) days after request in person or within ten (10) days after request by mail, will furnish to Lender or any person, firm or corporation designated by Lender, a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no offsets or defenses exist against such debt, or, if such offsets or defenses are alleged to exist, full information with respect to such alleged offsets and/or defenses.

               5.03 Successors and Assigns. The provisions hereof shall be binding upon and shall inure to the benefit of Borrower, its successors and assigns, including without limitation subsequent owners of the Premises or the leasehold estate of the Premises or any part thereof; shall be binding upon and shall inure to the benefit of Lender, its successors and assigns and any future holder of the Note, and any successors or assigns of any future holder of the Note; provided, however, that Lender shall not assign the Note or this Mortgage, other than to an entity owned (directly or indirectly) wholly by the sole stockholder or a wholly-owned subsidiary of Lender, without Borrower's prior written consent. In the event the ownership of the Mortgaged Property or any leasehold estate that may be covered by this Mortgage, becomes vested in a person other than Borrower, Lender may, without notice to Borrower, deal with such successor or successors in interest with reference to this instrument and the
          Note in the same manner as with Borrower, and may alter the interest rate and/or alter or extend the terms of payment of the Note without notice to Borrower hereunder or under the Note hereby secured or the lien or priority of this Mortgage with respect to any part of the Mortgaged Property covered hereby, but nothing herein contained shall serve to relieve Borrower of any liability under the Note or this Mortgage (or any other agreement executed in conjunction therewith) unless Lender shall expressly release Borrower in writing. Borrower and any transferee or assignee shall be jointly and severally liable for any documentation or intangible taxes imposed as a result of any transfer or assumption.

               5.04 Notice. All notices, demands and requests given by either party hereto to the other party shall be in writing. All notices, demands and requests by Lender to Borrower shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid or via overnight courier requiring receipt to the address of Borrower set forth in the heading hereof. All notices, demands and requests by Borrower to Lender shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid or via overnight courier requiring receipt, addressed to Lender at 5364 Ehrlich Road #125, Tampa, Florida 33625. Notice shall be sent to such other addresses as the parties may from time to time designate by written notice to the other as herein required.

               Borrower shall deliver to Lender,  promptly  upon receipt of same, copies of all notices, certificates, documents and instruments received by it which materially affect any part of the Mortgaged Property covered hereby, including, without limitation, notices from the lessor under the Lease and any lessee or sublessee claiming that Borrower is in default under any terms of the Lease or of any lease or sublease.
               5.05 Modifications  in  Writing. This Mortgage  may  not  be
          changed, terminated or modified orally or in any other manner than by an instrument in writing signed by the party against whom enforcement is sought.

               5.06 Captions. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Mortgage.

               5.07 Invalidity of Certain Provisions. If the lien of this Mortgage is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Mortgaged Property, the unsecured portion of the debt shall be completely paid prior to the payments of the secured portion of the debt, and all payments made on the debt, whether voluntary or otherwise, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Mortgage.

               5.08 No Merger. If both the lessor's and lessee's estates under any lease or any portion thereof which constitutes a part of the Mortgaged Property shall at any time become vested in one owner, this Mortgage and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates. In addition, upon the foreclosure of the lien created by this Mortgage on the Mortgaged Property pursuant to the provisions hereof, any leases or subleases then existing and created by Borrower shall not be destroyed or terminated by application of the law of merger or as a result of such foreclosure sale unless Lender shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any lease or sublease unless Lender or such purchaser shall give written notice thereof to such tenant or subtenant.

               5.09 Governing Law and Construction of Clauses. This Mortgage shall be governed and construed by the laws of the State of Florida. No act of Lender shall be construed as an election to proceed under any one provision of the Mortgage or of the applicable statutes of the State of Florida to the exclusion of any other such provision, anything herein or otherwise to the contrary notwithstanding.

               5.10 Books and Records. Borrower shall furnish quarterly to Lender complete, true and accurate books of accounts and records reflecting the results of the operation of the Mortgaged Property, as well as a copy of Borrower's balance sheet and a statement of income and expenses, both in reasonable detail, prepared in a form acceptable to Lender.

               5.11 Financial Statements. If requested by Lender, Borrower will within ninety (90) days after the end of each fiscal year, furnish to Lender a complete financial statement including profit and loss, balance sheet and reconciliation of surplus which statement shall, at Lender's option, be certified without qualification by audit of the certified public accountant regularly serving Borrower. The cost of such audit shall be paid by Borrower. Borrower shall further furnish to Lender copies of all quarterly reports filed with the federal Securities and Exchange Commission as the same are filed.
               5.12 WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES, THAT:

               (A) NEITHER BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION

          PROCEDURE ARISING FROM OR BASED UPON THIS MORTGAGE, THE NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

               (B) NEITHER BORROWER NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

               (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;



               (D) NEITHER BORROWER NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND

               (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.




                          (SIGNATURE BLOCK ON ATTACHED PAGE)








                IN WITNESS WHEREOF. Borrower has executed this Mortgage as of the day and year first hereinbefore written.

          Signed, sealed and delivered    KASH  n'  KARRY  FOOD  STORES, INC.
          in the presence of:

               /s/ Leslie Wager Hudock       By:  /s/ Raymond P. Springer
          Name:     Leslie Wager Hudock           Raymond P. Springer,
                                                  Executive Vice President

                                                  (SEAL)
               /s/ William R. Bird, Jr.
          Name:     William R. Bird, Jr.


          STATE OF FLORIDA
          COUNTY OF HILLSBOROUGH

               The foregoing instrument was acknowledged before me this 14th day of April, 1993 by Raymond P. Springer, as Executive Vice President of KASH N' KARRY FOOD STORES, INC., a Delaware corporation, on behalf of the corporation. He is personally known to me and did not take an oath.

                                             /s/ Leslie Wager Hudock
                                        Notary Signature

                                                 Leslie Wager Hudock
                                        Printed Notary Name
                                        NOTARY  PUBLIC,  STATE  OF  FLORIDA
          Commission Number:
                                        My Commission Expires:

                                     EXHIBIT "A"

                               (Store #722 - Swann Ave.)

          PARCEL I

          That part of Block 2 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, described as follows:

          BEGINNING at the Northeast corner of Lot 18 of said Block 2, run thence South (assumed bearing), 440.50 feet, along the East boundary of said Block 2 (West right-of-way line of ALBANY AVENUE), to the Southeast corner of Lot 10 of said Block 2; thence .89DEG.54'24"W., 270.09 feet, along the South boundary of said Block 2 (North right-of-way line of INMAN AVENUE), to a point 13.28 feet East of the Southwest corner of Lot 9 of said Block 2; thence N.00DEG.02'13"W., 325.00 feet to a point 15.50 feet South of the North boundary and 13.07 feet East of the West boundary of Lot 3 of said Block 2; thence N.89DEG.54'24"W., 13.07 feet, parallel with the North boundary of said Lot 3, to the West boundary of said Block 2; thence North, 65.50 feet, along the West boundary of said Block 2 (East right-of-way line of WESTLAND AVENUE), to the Northwest corner of Lot 2 of said Block 2; thence S.89DEG.54'24"E., 141.685 feet, along the North boundary of said Lot 2 and an Easterly extension thereof to the centerline of the platted alley (now closed) in said Block 2; thence North, 50.89 feet, along the centerline of said platted alley, to the South right-of-way line of SWANN AVENUE; thence S.89DEG.32'47"E.,
          141.685 feet, along the North boundary of said Lot 18 and a Westerly extension thereof (South right-of-way line of SWANN AVENUE), to the POINT OF BEGINNING.

          LESS the following described real property:

          That part of Lot 2 and 3, Block 2, SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, described as follows:

          BEGINNING at the Northwest corner of Lot 2, Block 2, of said SWANN AND HOWARD AVENUES SUBDIVISION, run thence S. 89DEG. 54'24"E., 13.03 feet, along the North boundary of said Lot 2 (South boundary of Lot 1 of said Block 2); thence S. 00DEG. 02'13"E., 50.00 feet to the South boundary of said Lot 2; continue S. 00DEG.02'13"E. 15.50 feet to the South boundary of the North 15.50 feet of said Lot 3; then N. 89DEG.54'24"W.,
          13.07 feet, along the South boundary of the North 15.50 feet of said Lot 3, to the West boundary of said Lot 3; thence North,
          65.50 feet, along the West boundary of said Lots 3 and 2 (East right-of-way line of WESTLAND AVENUE), to the POINT OF BEGINNING.

          PARCEL II

          That part of Block 3 of Swann and Howard Avenues Subdivision, according to the map or plat thereof as recorded in Plat Book 9, Page 59 of the Public Records of Hillsborough County, Florida, described as follows:

          Beginning at the Northeast corner of Lot 13 of said Block 3, run thence South (assumed bearing), 140.50 feet, along the East boundary of said Block 3 (West right-of-way line of Albany
          Avenue), to the Southeast corner of Lot 11 of said Block 3; thence North 89DEG.54'24" West, 269.97 feet, along the South boundary of said Block 3, to a point on the South boundary of Lot 8 of said Block 3; thence North 00DEG.02'13" West, 140.50 feet to a point on the North boundary of said Lot 8; thence South 89DEG. 54'24" East, 270.06 feet, along the North boundary of said Block 3 (South right-of-way line of Inman Avenue), to the Point of Beginning.

                                     Page 1 of 2


                                     EXHIBIT "A"

                                                  (Store #722 - Swann Ave.)

          PARCEL III

          Lot 1, Block 2, SWANN AND HOWARD AVENUES SUBDIVISION, together with that part of the West 1/2 of vacated alley lying between the North and South line of said Lot 1 extended, according to the map or plat thereof recorded in Plat Book 9, Page 59, Public Records of Hillsborough County, Florida.

          LESS the following described real property:

          BEGINNING at the Northwest corner of Lot 1, Block 2 of said SWANN AND HOWARD AVENUES SUBDIVISION, run thence S. 89DEG.32'47"E.,
          12.99 feet, along the North boundary of said Lot 1 (South right-of-way line of SWANN AVENUE); thence S.00DEG.02'13"E. 51.70 feet to the South boundary of said Lot 1; thence N. 89DEG.54'24"W.,
          13.03 feet, along the South boundary of said Lot 1, to the Southwest corner thereof; thence North, 51.78 feet, along the West boundary of said Lot 1 (East right-of-way line of WESTLAND AVENUE), to the POINT OF BEGINNING.


          VACATED PROPERTY:

          PARCEL IV

          That part of INMAN AVENUE described as follows:

          BEGINNING at the intersection of the centerline of INMAN AVENUE with the West right-of-way line of ALBANY AVENUE, run thence SOUTH (assumed bearing), 25.00 feet to the Northeast corner of Lot 13, Block 3 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida; thence N.89DEG.54'24"W., 270.06 feet along the North boundary of said Block 3, to a point on the North boundary of Lot 8 of said Block 3; thence N. 00DEG.02'13"W., 25.00 feet to the centerline of INMAN AVENUE, thence S.89DEG.54'24"E., 270.07 feet, along said centerline, to the POINT OF BEGINNING.

          BASIS OF BEARINGS: For purposes of this description, the East boundary of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, is assumed to have a bearing of SOUTH.

          PARCEL V

          That part of INMAN AVENUE described as follows:

          BEGINNING at the Southeast corner of Lot 10, Block 2 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, run thence South (assumed bearing),
          25.00 feet to the intersection of the centerline of INMAN AVENUE with the West right-of-way line of ALBANY AVENUE; thence
          N89DEG.54'24"W., 270.07 feet along said centerline; thence N00DEG.02'13"W., 25.00 feet to a point on the South boundary of Lot 9 of Block 2, thence S.89DEG.54'24"E., 270.09 feet, along the South boundary of Block 2, to the POINT OF BEGINNING.

          BASIS OF BEARINGS: For purposes of this description, the East boundary of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page S5, of the Public Records of Hillsborough County, Florida, is assumed to have a bearing of SOUTH.

                                     EXHIBIT "B"



          1. That certain mortgage from Kash n' Karry Food Stores, Inc., a Delaware corporation, to Security Pacific National Bank and First Florida Bank, N.A. dated October 12, 1988 and recorded October 13, 1988 in Official Records Book 5526, Page 923, of the Public Records of Hillsborough County, Florida in the original principal amount of $2,200,000.00, as modified by instrument recorded in Official Records Book 5786, Page 1085 and re-recorded in Official Records Book 5807, Page 433, and by that Future Advance Notice and Mortgage Modification Agreement Recorded July 16, 1990 in Official Records Book 6029, Page 238, and by that Future Advance Notice and Mortgage Correction Agreement recorded December 14, 1992 in Official Records Book 6824, Page 297 and Mortgage Modification, Fixture Filing and Spreader Agreement recorded January 22, 1993 in Official Records Book 6862, Page 1873, and by that Mortgage Modification, Fixture Filing and Spreader Agreement recorded April 15, 1994 in Official Records Book 7360, Page 1184, all among the Public Records of Hillsborough County, Florida, as the same may be amended from time to time.

          2. Sanitary Sewer Maintenance Agreement by and between City of Tampa and Inman Plaza, Swann Plaza and Eli Blumenfeld, as contained in instrument dated November 30, 1990 and recorded August 30, 1991 in Official Records Book 6350, Page 312, of the Public Records of Hillsborough County, Florida.

          3. That certain unrecorded Ground Lease, dated December 26, 1991 between Eli Blumenfeld, Landlord and Kash n' Karry Food Stores, Inc., a Delaware corporation, Tenant, pursuant to which a Short Form of Lease was filed December 27, 1991 in Official Records Book 6473,. Page 1630, as modified by First Modification of Lease filed September 2, 1993 in Official Records Book 7103, Page 1217, all of the Public Records of Hillsborough County, Florida.

          4. That certain Easement granted to Tampa Electric Company contained in instrument dated September 14, 1992 and recorded November 3, 1992 in Official Records Book 6781, Page 800, of the Public Records of Hillsborough County, Florida.

          5. That certain Easement and Declaration of Restrictions Agreement dated September 1, 1993 and recorded September 17, 1993 in Official Records Book 7120, Page 691, of the Public Records of Hillsborough County, Florida.

          6 That certain Easement between and among Eli Blumenfeld and Kash n' Karry Food Stores, Inc., a Delaware corporation, and Swann Plaza, a Florida general partnership, and Inman Plaza, a Florida general partnership, contained in instrument dated September 1, 1993 and recorded September 17, 1993 in Official Records Book 7120, Page 711, of the Public Records of Hillsborough County, Florida.







































          108005\ROCKGX

                                 FINANCING AGREEMENT



               THIS  FINANCING AGREEMENT (hereinafter referred  to  as  the

          "Agreement")  is  made  and  entered  into  as of the l5th day of

          April,  1994 by and between KASH n' KARRY FOOD  STORES,  INC.,  a

          Delaware  corporation  (hereinafter referred to as "Debtor"), and

          HP FINANCE CORP., a Florida  corporation (hereinafter referred to as "Secured Party").

                                 W I T N E S S E T H:



               THAT WHEREAS, Secured Party  and Debtor have agreed to enter into a secured transaction involving  a  debt  owed  by Debtor to

          Secured  Party  in  the  amount  of  THREE  MILLION  FIVE HUNDRED

          THOUSAND AND NO/100 DOLLARS ($3,500,000.00) (hereinafter referred to  as the "Loan"), which is evidenced and secured by a  Mortgage

          Note  (hereinafter  referred  to  as  the "Note"), a Mortgage and

          Security Agreement (hereinafter referred  to  as  the "Mortgage")

          and  other documents (hereinafter referred to together  with  the

          Note,  the  Mortgage and this Agreement as the "Loan Documents");

          and

               WHEREAS,  Secured  Party  and  Debtor  desire  to  set forth certain  terms,  covenants,  conditions and representations  with respect to the Loan.

               NOW  THEREFORE,  for  and in  consideration  of  the  mutual covenants, conditions, representations and undertakings set forth herein, and in the other Loan  Documents,  and for other good and valuable considerations, the receipt and sufficiency of which are hereby  acknowledged, Secured Party and Debtor  hereby  covenant,

          stipulate, represent and agree as follows:

               1.   Basis of Loan. Secured    Party   is   a   wholly-owned

          subsidiary  of  a  trade supplier of Debtor  to  whom  Debtor  is indebted for products supplied in the ordinary course of Debtor's business. Debtor has  agreed to repay such trade indebtedness (in the principal amount of  the  Loan) on the terms set forth in the

          Note, and to secure its obligation  to  repay  that amount of the indebtedness (together with interest thereon and  other  sums due as  provided  in  the  Mortgage)  by  the  lien granted under the

          Mortgage.  Pursuant  to  an  assignment  of even  date  herewith,

          Secured Party has acquired from its parent  (the  aforesaid trade supplier) all of the parent's rights under and in connection with

          (i)  the  trade  debt  owed to it and incurred by Debtor  in  the ordinary  course of its business  (in  an  amount  equal  to  the principal amount  of  the Loan), and (ii) Debtor's commitment and agreement to enter into  the  Mortgage and to grant the liens and encumbrances provided for therein. Debtor acknowledges, covenants and agrees that the repayment of  the  Loan pursuant to the terms of  the Note (instead of the repayment of  the  outstanding  debt under  the  terms  established  therefor),  together with various forbearances, extensions and other valuable benefits  provided to

          Debtor,  constitutes  good  and  valuable  consideration for  the execution and delivery of the Loan Documents  by Debtor, and that

          Debtor will not challenge, question or assert as a defense to the enforceability of the Loan Documents, a lack of  consideration to

          Debtor for the execution and delivery of the same.

               2.   Representations   of  Debtor.  Debtor  represents   and

          warrants to Secured Party as  of  the  date hereof and continuing throughout the term of the Loan as follows:

                    Section 2.1.  Lease. Debtor owns  and  holds  leasehold

          title  to  the  property described in Exhibit "A" attached hereto

          and  made  a  part  hereof   (hereinafter   referred  to  as  the

          "Property") pursuant to that certain Lease Agreement  executed by

          Eli  Blumenfeld,  as  landlord,  and by Debtor, as tenant,  dated

          December 26, 1991 a short form of  which  is recorded in Official

          Records Book 6473, Page 1630, as modified by  that  certain First

          Modification  of  Lease  recorded in Official Records Book  7103,

          Page 1217, both among the  Public Records of Hillsborough County,

          Florida (hereinafter referred  to  together as the "Lease"), free and clear of all liens and encumbrances  except  those identified in  Exhibit  "B"  attached  hereto  (hereinafter referred  to  as the"Permitted Encumbrances").

                    Section 2.2.  Authority.Debtor  is  a  corporation duly

          organized  and  validly existing under the laws of the  State  of

          Delaware, is qualified  as  a foreign corporation in the State of

          Florida and has full right, power and authority to enter into the

          Loan Documents, to own the Mortgaged  Property (as defined in the

          Mortgage), to execute, deliver, and comply  with the terms of the

          Lease, and to execute, deliver, and comply with  the terms of the

          Loan  Documents,  for which no approval or consent of  any  other third party, organization or court is required which has not been obtained.

                    Section 2.3.   Other Agreements.There are no provisions

          (other than provisions for  which  a  waiver is in effect) in any indenture, contract, agreement, or other  document controlling or affecting Debtor or to which Debtor is a party or by which Debtor is bound which prohibit the execution and delivery  by  Debtor of this Agreement or the other Loan Documents or the observance and performance by Debtor of any other terms and conditions of this

          Agreement or the other Loan Documents.

                    Section  2.4.   No  Violation.Neither the execution and

          delivery of the Loan Documents  by Debtor, nor the performance of its obligations thereunder, will  violate or constitute a default under any provision of law presently  in effect and applicable to

          Debtor,  or under any indenture, contract,  agreement,  or  other document to which Debtor is a party, including but not limited to the Lease and the Permitted Encumbrances.

                    Section   2.5.   Enforceable  Documents.  The  Mortgage

          constitutes a good and  valid mortgage lien against the Mortgaged

          Property, subject only to  the  Perrnitted Encumbrances, and this

          Agreement and the other Loan Documents  constitute  valid, legal,

          and binding obligations of Debtor and will be enforceable against

          Debtor in accordance with their terms (subject as to  enforcement of  remedies  to  any debtor relief laws or principles of  equity affecting the enforcement of creditors' rights generally).

                    Section 2.6.   Litigation. As of the date hereof, there

          is no litigation pending or  threatened against Debtor that could have a material adverse effect  upon Secured Party's rights under the Loan Documents.

                    Section 2.7.  No Default.  As of the date hereof Debtor

          is not in default, except for defaults that have been waived, (a)

          under any instrument or agreement under  or  subject to which any debt  for  borrowed  money  has  been  issued, or (b)  under  any mortgage,  deed  of  trust,  lease,  loan  or  credit  agreement,

          partnership agreement or other instrument to  which  Debtor  is a party  or  by which Debtor is bound or affected, and, to the best of Debtor's knowledge, no event has occurred under the provisions of any such instrument which, with or without the lapse of time or the giving of notice or  both,  constitutes or will constitute an event of default thereunder.

                    Section  2.8.   Approval  and   Consent.  No  approval,

          authorization,  or  consent  of  any  court,  board,   agency  or

          governmental   instrumentality   is   required   for  the  proper

          execution,  delivery, and performance of this Agreement  and  the other Loan Documents by Debtor.

                    Section  2.9.   Flood Plain. No portion of the Property

          is located within a designated flood hazard area.

                    Section 2.10.  Taxes.  All federal, state, foreign, and

          other tax returns of Debtor required  to  be filed as of the date hereof  have  been  filed, and all federal, state,  foreign,  and other taxes imposed upon  Debtor  which  are due and payable have been paid other than taxes reserved against  in  accordance  with generally  accepted  accounting  principles  and  which are being contested in good faith under appropriate proceedings.

                    Section  2.11.   Legal  Requirements.As  of  the   date

          hereof,  to the best knowledge of Debtor, and except as set forth in Section  2.13 hereof, (i) no violation of any laws exists with respect to the  Property,  (ii) Debtor's use and operation of the

          Property complies with all public and private legal requirements,

          including, without limitation,  building  codes, zoning (if any),

          and private covenants appealable to the Property  generally,  and

          (iii) all such legal requirements have been satisfied.

                    Section  2.12.   Solvency. As of the date hereof, there

          are no proceedings under bankruptcy  or  any  debtor  relief laws pending  or  contemplated  by,  or,  to  the knowledge of Debtor,

          against, Debtor.

                    Section 2.13.  Real Property Environmental  Matters. As

          of the date hereof, to the best of Debtor's knowledge, and except as  has  been  disclosed  to  Secured  Party in writing; (a)  the

          Property and the operations conducted thereon  do not violate any order of any court or tribunal or any laws, rules  or regulations

          governing   the  generation,  storage,  handling,  transport   or

          disposal of any  materials  or substances defined as hazardous or toxic under any such federal  or state laws, rules or regulations

          or  any  petroleum  or  petroleum  based   products  (hereinafter

          referred  to  as "Hazardous Materials") (all such  orders,  laws,

          rules,  and  regulations   governing  the  generation,  handling,

          storage, transport or disposal  of  any  Hazardous  Materials are hereinafter  referred  to  as "Environmental Laws"); (b)  without limitation of clause (a) above,  neither  the  Property  nor  the

          operations   currently   conducted  thereon  nor  any  operations

          conducted by any prior owner  or  operator of the Property are in violation of or subject to any existing,  pending  or  threatened action,  suit, investigation, inquiry or proceeding by or  before

          any  court   or   tribunal,  or  in  violation  of  any  remedial

          obligations under any  Environmental  Laws,  except  as  has been disclosed  to Secured Party in writing; (c) all notices, permits,

          licenses and  similar  authorizations,  if  any,  required  to be obtained or filed in connection with the operation and use of the

          Property  and  relating  to  past  or present treatment, storage,

          disposal  or  release  of  any  Hazardous   Materials   into  the

          environment,  have  been duly obtained or filed; (d) no Hazardous

          Materials have been disposed  of  or otherwise released and there has been no threatened releases of  any Hazardous Materials on or to the Property or, to the extent that any such disposition or release of Hazardous Materials has previously occurred, such matters have been resolved and remedied,  or  are  being resolved and  remedied  and  will  continue to be diligently resolved  and remedied, in compliance with  all  applicable Environmental Laws;

          and (e) Debtor has no material contingent liability in connection with any release or threatened release of any Hazardous Materials into the environment from or with respect to the Property. Debtor will pursue with all due diligence the assessment and remediation of  the  Contamination  on  the Property  (as  described  in  the

          Mortgage) in accordance with all Environmental Laws and orders of the Florida Department of Environmental Protection.

                    Section  2.14.   General.   There   are   no  facts  or

          conditions   relating   to  the  Loan  Documents,  the  Mortgaged

          Property, and/or the financial  condition  and business of Debtor that would cause a material adverse effect thereto that are known to  Debtor  as  of  the  date  hereof  and  that  have  not  been communicated,  in  writing,  to  Secured Party, and all  writings heretofore and hereafter exhibited  or delivered to Secured Party by or on behalf of Debtor under or in  connection  with  the Loan

          Documents  are  and will be genuine in all respects and are  what they purport and appear to be.

                    Section   2.15.   Financial  Condition.  The  financial

          statements of Debtor  filed  with  the  Securities  and  Exchange

          Commission for the period ended January 31, 1994, copies of-which have been delivered to Secured Party, were prepared in accordance

          with   generally  accepted  accounting  principles,  consistently applied, and fully and accurately reflect the financial condition and changes  in  financial  position  of Debtor as of the date or dates and for the period or periods stated. No change, either in any case or in the aggregate, has since occurred in the condition, financial or otherwise, of Debtor as reflected  in the above-described  financial  statements that would have a material adverse effect upon the condition,  financial  or  otherwise,  of

          Debtor  or  upon its ability to perform its obligations under the

          Loan Documents.  Debtor  has not made investments in, advances to or  guaranties  of  the obligations  of  any  person,  except  as reflected  in  Debtor's  financial  statements  or  disclosed  to

          Secured Party in writing.

                    Section  2.16.   No Debt. As of the date hereof, Debtor

          has no debt obligations of any  kind or nature to any person with respect  to  the Mortgaged Property  other  than  the  Loan,  the

          Permitted Encumbrances,  the  obligations secured by that certain

          UCC-  l  Financing Statement naming  Heller  Financial,  Inc.  as

          Secured Party  recorded  in Official Records Book 7055, Page 1981 of  the  Public  Records  of Hillsborough  County,  Florida,  and

          current obligations for property  and  services purchased for and in connection with the operation of Debtor's grocery store on the

          Property.

                    Section 2.17.  Improvements. To  the  best  of Debtor's

          knowledge,  all  buildings,  structures  and improvements on  the

          Property have been constructed substantially  in  accordance with

          the  plans,  specifications  and  permits  prepared  and   issued

          therefor,  and in accordance with all applicable laws, rules  and regulations,  including  but  not  limited  to the Americans With

          Disabilities   Act,   and  all  operating  systems  within   such

          improvements  or  otherwise  forming  a  part  of  the  Property,

          including but not limited to all plumbing, mechanical, electrical and drainage systems  (and  the  roof), are in good working order and condition.

                    Section 2.18.  Operations.  Debtor  shall  continue  to

          operate  its  grocery store on the Property, in a manner and on a basis  substantially  similar  to  that  in  which  the  same  is currently being operated.

               3.   Default

                    Section 3.01  Events of Default. Any one or more of the

          following shall, subject to applicable grace periods, if any, and applicable  notice  requirements  and  cure  periods, if any, set forth  in  the  Note, constitute an Event of Default  under  this

          Agreement and under the Mortgage and the Note:

                    (a)  Failure  of  Debtor  to  make one or more payments

               required by the Note on the due date thereof.

                    (b)  Failure of Debtor to pay the  amount of any costs,

               expenses  and  fees  (includingreasonable counsel  fees)  of

               Secured Party, with interest  thereon,  as  required  by any provision of this Agreement or the Mortgage.

                    (c)  Failure  to  exhibit  to Secured Party, within ten

               (10) days after demand, receipts  showing  payment  of  real estate taxes and assessments on the Property.

                    (d)  Except  as permitted in the Mortgage or beyond the

               control of Debtor,  the  actual  or  threatened  alteration,

               demolition  or  removal  of  any  building  on  the Property without the written consent of Debtor.

                    (e)  Failure  to  maintain  any  improvements  on   the

               Property  as  required under the Mortgage, free of any liens other than the Permitted Encumbrances.

                    (f)  Failure  to  comply with any requirements or order

               or notice of violation of  law  or  ordinance  issued by any

               governmental  department  claiming  jurisdiction  over   the

               Property  within  three (3) months from the issuance thereof

               (if  failure to so comply  would  have  a  material  adverse effect  on  the  Property  or on the business of Debtor), or before  any  such  violation  becomes  a  lien  against  the

               Property, whichever first occurs.

                    (g)  Failure of Debtor or  others  to  comply  with  or

               perform  any  covenant or agreement contained herein, in the

               Note, the Mortgage  or  in  any  other  document executed by

               Debtor in connection with this transaction.

                    (h)  If  any  warranty  or  representation   of  Debtor

               contained in this Agreement, in the Mortgage or in  the Note shall be false or misleading in any material respect  on the date as of which made.

                    (i)  The  institution of any bankruptcy, reorganization

               or insolvency proceedings  against  the then owner or Debtor in possession of the Mortgaged Property,  or  any guarantor,

               or the appointment of a receiver or a similar official  with respect  to  all  or a substantial part of the properties of the then owner or Debtor  in  possession  of  the  Mortgaged

               Property and a failure to have such proceedings dismissed or such appointment vacated within a period of forty-five  (45)

               days.

                    (j)  The   institution  of  any  voluntary  bankruptcy,

               reorganization or  insolvency  proceedings by the then owner or Debtor in possession of the Mortgaged  Property,  or  any guarantor,  or  the  appointment  of a receiver or a similar official with respect to all or a substantial  part  of  the properties  of the then owner or Debtor in possession of the

               Mortgaged Property  at  the  instance  of  the then owner or

               Debtor in possession of the Property.

                    (k)  The   making  of  any  levy,  seizure,  forfeiture

               action,  enforcement   or   attempted   enforcement  of  any

               mechanic's  or  materialman's  lien  or  attachment  on  the

               Mortgaged Property or any part thereof.

                    (l)  If default shall occur (i) under  the Lease and be

               continuing following the expiration of any notice  and  cure periods  thereunder;  or  (ii)  under  any  loan  or  credit agreement  now  or  hereafter  in  existence between Secured

               Party and Debtor or their respective  affiliates,  and  as a result  of  the  default the party thereto other than Debtor

               accelerates  the  maturity   of  more  than  $500,000.00  in

               principal  amount of indebtedness  owed  to  that  party  by

               Debtor.

                    (m)  The occurrence of any Event of Default (as defined

               therein) under the Note or the Mortgage, whether or not such event is specifically set forth herein.

                    (n)  Failure  of  Debtor  to  continue  to  operate its

               grocery  store  on  the Property, which shall constitute  an

               Incurable Default under the Note.

                    (o)  Any default  shall  occur  and be continuing under

               the mortgage in favor of Security Pacific  National Bank and

               First Florida Bank, N.A. referred to in item  1  of  Exhibit

               "B"  hereto  and, as a result thereof, the mortgagee thereof shall either (i)  exercise  any  of the remedies against the

               Property provided in said mortgage  or  (ii)  accelerate the maturity  of  more than $500,000.00 in principal  amount  of indebtedness secured by said mortgage.

                    (p)  In the event that either

                    (i) all or  substantially  all of the Property is sold,

               conveyed,   leased,   assigned,  encumbered   or   otherwise
               transferred by Debtor, without Secured Party's prior written consent (which shall not be unreasonably withheld),

                    (ii) Debtor issues, after the date hereof, newly issued

               shares (or shares held  in  treasury)  which  are  shares of voting  common stock of Debtor (other than shares of  voting common stock  issued  pursuant  to  any compensatory plan or agreement  for  the  benefit  of  any  employee  of  Debtor)

               representing  in  excess  of  twenty percent  (20%)  of  the aggregate voting power of the shares  of voting common stock of Debtor which are issued and outstanding (including shares issuable upon exercise of options, warrants and other rights to  acquire  shares of voting common stock  which  are  then outstanding) immediately  prior  to  the  new  issuance  (or reissuance)  and  Debtor receives net cash proceeds from the new issuance (or reissuance) of at least $20,000,000, or

                    (iii)debentures  with  an aggregate principal amount of

               at least $70,000,000 and which  were issued under either (a)

               the Indenture dated as of September  14, 1989 between Debtor and NCNB National Bank of Florida, (b)  the  Indenture dated as of January 29, 1992 between Debtor and Ameritrust  Texas,

               N.A.  or  (c)  the  Indenture  dated  as of February 8, 1989 between Debtor and First Florida Bank, N.A. (such debentures being  referred  to  herein  as  the  "Debt Securities)  are amended (or the indentures governing the  terms  of the Debt

               Securities   are  amended)  to  reduce  the  interest  rates

               applicable thereto  or extend the payment terms thereof and,

               as a result of or in  connection  with the amendment, Debtor has available to it additional debt  financing  of  at least

               $10,000,000  which  is  committed for a term of one year  or more,
               any of which events described  in  this clause (p) shall, at

               Secured  Party's  option,  constitute an  Incurable  Default under the Note.

                    3.02 Acceleration Upon Default, Additional Remedies. In

               the event that one or more Events of Default shall occur and be continuing, the remedies available to Secured Party shall include, but not necessarily be limited to, (a) the right to declare the entire unpaid balance  of  the  Note immediately due  and  payable  by written notice to Debtor (except  with respect to an Event  of  Default  under  Section  3.01(i) or

               3.01(j),  for which no notice of such acceleration shall  be required),  without presentment, demand, or protest or other requirements  of  any  kind  (including  without limitation,

               valuation  and appraisement, diligence, presentment,  notice of intent to  demand or accelerate and of acceleration), all of which are hereby  waived by Debtor, (b) the right to take immediate possession of  the  Property  or  any part thereof

               (which  Debtor  agrees  to surrender to Secured  Party)  and manage, control or lease  the same to such person or persons and at such rental as it may  deem  proper  and  collect all rents,  issues and profits, therefrom, including those  past due  as well  as  those  thereafter  accruing,  and  (c)  to exercise  all  such  other  rights and remedies available to

               Secured Party under this Agreement,  the Note, the Mortgage,

               or at law or in equity, all of which shall be cumulative and not exclusive.

               4.   Miscellaneous.

                    Section  4.1   Headings.  The headings,  captions,  and

          arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

                    Section  4.2   Survival.   All  covenants,  agreements,

          undertakings, representations, and warranties  made in any of the

          Loan  Documents  shall  survive  all  closings  under   the  Loan

          Documents  and,  except  as  other  vise indicated, shall not  be affected by any investigation made by any party.

                    Section  4.3  Governing Law.  This  Agreement  and  all

          other Loan Documents  shall  be  governed  by  and interpreted in accordance with the laws of the State of Florida.

                    Section  4.4  Invalid Provisions. If any  provision  of

          any of the Loan Documents  is  held  to  be  illegal, invalid, or unenforceable under present or future laws effective  during  the term  thereof,  such  provision  shall  be  fully  severable; the appropriate Loan Document shall be construed and enforced  as  if such  illegal,  invalid,  or  unenforceable  provision  had never comprised  a  part  thereof; and the remaining provisions thereof shall remain in full  force  and effect and shall not be affected by the illegal, invalid, or unenforceable  provision  or  by  its severance  therefrom.  Furthermore,  in  lieu  of  such  illegal,

          invalid,   or  unenforceable  provision,  there  shall  be  added

          automatically  as  a  part  of  such Loan Document a provision as similar  in  terms  to such illegal,  invalid,  or  unenforceable provision as may be possible and be legal, valid and enforceable.

                    Section 4.5   Entirety  and  Amendments. This Agreement

          and the other Loan Documents embody the  entire agreement between the parties relating to the subject matter  hereof, supersede all prior  agreements  and understandings, if any,  relating  to  the subject matter hereof,  and  may be amended only by an instrument in writing executed jointly by Debtor and Seeured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                    Section 4.6  Multiple  Counterparts. This Agreement may

          be executed in a number of identical  counterparts, each of which

          constitutes   an   original   and   all  of  which   constitutes,

          collectively,  one  agreement;  but  in  making   proof  of  this

          Agreement,  it shall not be necessary to produce or  account  for more than one such counterpart.

                    Section  4.7   Parties  Bound.  This Agreement shall be

          binding  upon  and  inure  to the benefit of Debtor  and  Secured

          Party, and their respective successors and assigns; provided that

          Debtor may not, without the  prior  written  consent  of  Secured

          Party,  assign  or  delegate  any  rights,  duties or obligations hereunder  or  under  any  of the other Loan Documents;  provided further, however, that Secured  Party shall not assign its rights hereunder or under any of the other Loan Documents, other than to an entity owned (directly or indirectly)  wholly  by  a parent or subsidiary of Secured Party, without the prior written consent of

          Debtor. No term or provision of this Agreement shall inure to the benefit  of  any person other than Debtor and Secured Party,  and

          their   respective    successors,    affiliates    and   assigns;

          consequently, no other person shall be entitled to rely  upon, or to  raise as a defense, in any manner whatsoever, the failure  of

          Debtor  or  Secured Party to perform, observe, or comply with any such term or provision.

                    Section  4.8   Time  of  the  Essence.  It is expressly

          agreed  by  the  parties hereto that time is of the essence  with respect to this Agreement.

                    Section 4.9  Secured Party's Name. Debtor shall not use

          the name of Secured  Party  or  its  affiliates  or  its or their representatives or refer directly or indirectly to Secured  Party or  its  affiliates or its or their representatives in connection with any public  or  private  announcement, brochure, disclosure,

          syndication prospectus or placement memorandum, article, or other material without Secured Party's prior written consent, except to the extent necessary for Debtor  to  comply with the reporting or disclosure requirements under applicable laws or agreements.

                    Section 4.10  Relationship of  the  Parties. Nothing in

          this  Agreement  or in the Loan Documents shall be  construed  to make the parties hereto  partners or joint venturers or to render either party hereto liable for any obligation of the other.

                    Section 4.11  Construction  of  Agreement.  Should  any

          provision   of   this   Agreement   require   interpretation   or

          construction in any judicial, administrative, or other proceeding or circumstance, it is agreed that the parties hereto intend that the  court,  administrative body, or other entity interpreting or construing the  same  shall  not  apply  a  presumption  that the provisions  hereof  shall be more strictly construed against  one party by reason of the rule of construction that a document is to be  construed more strictly  against  the  party  who  itself  or through  its  agents  prepared the same, it being agreed that the agents of both parties  hereto  have  fully  participated  in the preparation  of  all  provisions of this Agreement and all of the other Loan Documents.

                    Section 4.12  Repudiation of Fiduciary Relationship. No

          provision of this Agreement or any of the other Loan Documents is intended to create a fiduciary or quasifiduciary relationship between Secured Party and Debtor. It is intended that the only relationship established pursuant  to the Loan is the contractual relationship established by the Loan Documents.

                    Section 4.13  No Waiver. No  delay  by Secured Party in

          exercising any rights or remedies available to  it  hereunder  or under  any  of the other Loan Documents shall operate as a waiver thereof or preclude the exercise of any or all of such rights and remedies during the continuance of a default or the occurrence of a subsequent default.





                         SIGNATURE BLOCKS ON ATTACHED PAGE



                    IN WITNESS WHEREOF, the parties hereof have executed

          this Financing Agreement as of the day and year first above written.



                                        KASH n' KARRY FOOD STORES, INC., a
                                        Delaware corporation
                                        By:  /s/ Raymond P. Springer
                                        Name:    Raymond P. Springer
                                        As Its:Executive Vice President

                                                  "Debtor"


                                        HP FINANCE CORP.,
                                        a Florida corporation

                                        By:  /s/ Lesa Monday
                                        Name:    Lesa Monday
                                        As Its:   President

                                                  "Secured Party"



          106194\ROCKGX

                                     EXHIBIT "A"

                              (Store #722 - Swann Ave.)

          PARCEL I

          That part of Block 2 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, described as follows:

          BEGINNING at the Northeast corner of Lot 18 of said Block 2, run thence South (assumed bearing), 440.50 feet, along the East boundary of said Block 2 (West right-of-way line of ALBANY AVENUE), to the Southeast corner of Lot 10 of said Block 2; thence .89DEG.54'24"W., 270.09 feet, along the South boundary of said Block 2 (North right-of-way line of INMAN AVENUE), to a point 13.28 feet East of the Southwest corner of Lot 9 of said Block 2; thence N.00DEG.02'13"W., 325.00 feet to a point 15.50 feet South of the North boundary and 13.07 feet East of the West boundary of Lot 3 of said Block 2; thence N.89DEG.54'24"W., 13.07 feet, parallel with the North boundary of said Lot 3, to the West boundary of said Block 2; thence North, 65.50 feet, along the West boundary of said Block 2 (East right-of-way line of WESTLAND AVENUE), to the Northwest corner of Lot 2 of said Block 2; thence
          S. 89DEG.54'24"E., 141.685 feet, along the North boundary of said Lot 2 and an Easterly extension thereof to the centerline of the platted alley (now closed) in said Block 2; thence North, 50.89 feet, along the centerline of said platted alley, to the South right-of-way line of SWANN AVENUE; thence S.89DEG.32'47"E.,
          141.685 feet, along the North boundary of said Lot 18 and a Westerly extension thereof (South right-of-way line of SWANN AVENUE), to the POINT OF BEGINNING.

          LESS the following described real property:

          That part of Lot 2 and 3, Block 2, SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, described as follows:

          BEGINNING at the Northwest corner of Lot 2, Block 2, of said
          SWANN AND HOWARD AVENUES SUBDIVISION, run thence S. 89DEG.54'24"E.,
          13.03 feet, along the North boundary of said Lot 2 (South boundary of Lot 1 of said Block 2); thence S. 00DEG.02'13"E., 50.00 feet to the South boundary of said Lot 2; continue S. 00DEG.02'13"E.
          15.50 feet to the South boundary of the North 15.50 feet of said
          Lot 3; then N. 89DEG.54'24"W., 13.07 feet, along the South boundary of the North 15.50 feet of said Lot 3, to the West boundary of said Lot 3; thence North, 65.50 feet, along the West boundary of said Lots 3 and 2 (East right-of-way line of WESTLAND AVENUE), to the POINT OF BEGINNING.

          PARCEL II

          That part of Block 3 of Swann and Howard Avenues Subdivision, according to the map or plat thereof as recorded in Plat Book 9, Page 59 of the Public Records of Hillsborough County, Florida, described as follows:

          Beginning at the Northeast corner of Lot 13 of said Block 3, run thence South (assumed bearing), 140.50 feet, along the East boundary of said Block 3 (West right-of-way line of Albany
          Avenue), to the Southeast corner of Lot 11 of said Block 3;
          thence North 89DEG.54'24" West, 269.97 feet, along the South boundary of said Block 3, to a point on the South boundary of Lot
          8 of said Block 3; thence North 00DEG.02'13" West, 140.50 feet to a point on the North boundary of said Lot 8; thence South 89DEG. 54'24" East, 270.06 feet, along the North boundary of said Block 3 (South right-of-way line of Inman Avenue), to the Point of Beginning.

                                     Page 1 of 2


                                     EXHIBIT "A"

                                                  (Store #722 - Swann Ave.)

          PARCEL III

          Lot 1, Block 2, SWANN AND HOWARD AVENUES SUBDIVISION, together with that part of the West 1/2 of vacated alley lying between the North and South line of said Lot 1 extended, according to the map or plat thereof recorded in Plat Book 9, Page 59, Public Records of Hillsborough County, Florida.

          LESS the following described real property:

          BEGINNING at the Northwest corner of Lot 1, Block 2 of said SWANN AND HOWARD AVENUES SUBDIVISION, run thence S.89DEG.32'47"E., 12.99 feet, along the North boundary of said Lot 1 (South right-of-way line of SWANN AVENUE); thence S.00DEG.02'13"E. 51.70 feet to the South boundary of said Lot 1; thence N.89DEG.54'24"W., 13.03 feet,along the South boundary of said Lot 1, to the Southwest corner thereof; thence North, 51.78 feet, along the West boundary of said Lot 1 (East right-of-way line of WESTLAND AVENUE), to the POINT OF BEGINNING.


          VACATED PROPERTY:

          PARCEL IV

          That part of INMAN AVENUE described as follows:

          BEGINNING at the intersection of the centerline of INMAN AVENUE with the West right-of-way line of ALBANY AVENUE, run thence
          SOUTH (assumed bearing), 25.00 feet to the Northeast corner of Lot 13, Block 3 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida; thence N.89DEG.54'24"W., 270.06 feet along the North boundary of said Block 3, to a point on the North boundary of Lot 8 of said Block 3; thence N. 00DEG.02'13"W., 25.00 feet to the centerline of INMAN AVENUE, thence S.89DEG.54'24"E., 270.07 feet, along said centerline, to the POINT OF BEGINNING.

          BASIS OF BEARINGS: For purposes of this description, the East boundary of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, is assumed to have a bearing of SOUTH.


          PARCEL V

          That part of INMAN AVENUE described as follows:

          BEGINNING at the Southeast corner of Lot 10, Block 2 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, run thence South (assumed bearing),
          25.00 feet to the intersection of the centerline of INMAN AVENUE with the West right-of-way line of ALBANY AVENUE; thence N89DEG.54'24"W., 270.07 feet along said centerline; thence N00DEG.02'13"W., 25.00 feet to a point on the South boundary of Lot 9 of Block 2, thence S.89DEG.54'24"E., 270.09 feet, along the South boundary of Block 2, to the POINT OF BEGINNING.

          BASIS OF BEARINGS:   For purposes of this description, the East
          boundary of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page S5, of the Public Records of Hillsborough County, Florida, is assumed to have a bearing of SOUTH.

                                     Page 2 of 2


                                     EXHIBIT "B"



          1. That certain mortgage from Kash n' Karry Food Stores, Inc., a Delaware corporation, to Security Pacific National Bank and First Florida Bank, N.A. dated October 12, 1988 and recorded October 13, 1988 in Official Records Book 5526, Page 923, of the Public Records of Hillsborough County, Florida in the original principal amount of $2,200,000.00, as modified by instrument recorded in Official Records Book 5786, Page 1085 and re-recorded in Official Records Book 5807, Page 433, and by that Future Advance Notice and Mortgage Modification Agreement Recorded July 16, 1990 in Official Records Book 6029, Page 238, and by that Future Advance Notice and Mortgage Correction Agreement recorded December 14, 1992 in Official Records Book 6824, Page 297 and Mortgage Modification, Fixture Filing and Spreader Agreement recorded January 22, 1993 in Official Records Book 6862, Page 1873, and by that Mortgage Modification, Fixture Filing and Spreader Agreement recorded April 15, 1994 in Official Records Book 7360, Page 1184, all among the Public Records of Hillsborough County, Florida, as the same may be amended from time to time.

          2. Sanitary Sewer Maintenance Agreement by and between City of Tampa and Inman Plaza, Swann Plaza and Eli Blumenfeld, as contained in instrument dated November 30, 1990 and recorded August 30, 1991 in Official Records Book 6350, Page 312, of the Public Records of Hillsborough County, Florida.

          3. That certain unrecorded Ground Lease, dated December 26, 1991 between Eli Blumenfeld, Landlord and Kash n' Karry Food Stores, Inc., a Delaware corporation, Tenant, pursuant to which a Short Form of Lease was filed December 27, 1991 in Official Records Book 6473,. Page 1630, as modified by First Modification of Lease filed September 2, 1993 in Official Records Book 7103, Page 1217, all of the Public Records of Hillsborough County, Florida.

          4. That certain Easement granted to Tampa Electric Company contained in instrument dated September 14, 1992 and recorded November 3, 1992 in Official Records Book 6781, Page 800, of the Public Records of Hillsborough County, Florida.

          5. That certain Easement and Declaration of Restrictions Agreement dated September 1, 1993 and recorded
               September 17, 1993 in Official Records Book 7120, Page 691, of the Public Records of Hillsborough County,
               Florida.

          6 That certain Easement between and among Eli Blumenfeld and Kash n' Karry Food Stores, Inc., a Delaware corporation, and Swann Plaza, a Florida general partnership, and Inman Plaza, a Florida general partnership, contained in instrument dated September 1, 1993 and recorded September 17, 1993 in Official
               Records Book 7120, Page 711, of the Public Records of Hillsborough County, Florida.

































          08005\ROCKGX

                                                   [EXECUTION COPY 4/13/94]

                               INTERCREDITOR AGREEMENT

                   THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of April , 1994, is made by and between (i) BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION (as successor in interest to Security Pacific National Bank), as agent for the "Holders of Secured Obligations" under the "Bank Credit Agreement" each as defined below (in such capacity, the "Agent") and BARNETT BANK OF TAMPA (as successor in interest to First Florida Bank, N.A.), as Collateral Co-Agent under such Bank Credit Agreement (the "Collateral Co-Agent" and, together with the Agent and the Holders of Secured Obligations, collectively, the "Existing Secured Parties") and (ii) HP FINANCE CORP., a Florida corporation ("HPFC").

                                      RECITALS:

                    A. Kash n' Karry Food Stores, Inc., a Delaware corporation (the "Company"), has entered into a Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 (as further amended through the date hereof, the "Bank Credit Agreement") with the Agent and the Senior Lenders referred to therein, pursuant to which the Company executed as security for the "Obligations" under (and as defined in) the Bank Credit Agreement (the "Bank Obligations"), that certain First Mortgage, Security Agreement, Financing Statement and Assignment of Rents dated as of October 12, 1988, recorded in Official Records Book 5526, Page 923, of the Public Records of Hillsborough County, Florida, as modified by a Mortgage Modification Agreement dated as of September 14, 1989, recorded in Official Records Book 5807, Page 433, of the Public Records of Hillsborough County, Florida, as modified by a Future Advance Notice and Mortgage Modification Agreement dated as of July 13, 1990, recorded in Official Records Book 6029, Page 238, of the Public Records of Hillsborough County, Florida, as modified by a Future Advance Notice and Mortgage Correction Agreement dated as of December 10, 1992, recorded in Official Records Book 6824, Page 297, of the Public Records of Hillsborough County, Florida, as modified by a Mortgage Modification, Fixture Filing and Spreader Agreement dated as of January 13, 19 9 3, recorded in Official Records Book 6862, Page 1873, of the Public Records of Hillsborough County, Florida, as supplemented by a Uniform Commercial Code Statement of Change recorded in Official Records Book 7147, Page 709, of the Public Records of Hillsborough County, Florida, as modified by a Mortgage Modification, Fixture Filing and Spreader Agreement dated as of April 15, 1994 to be recorded in the Public Records of Hillsborough County, Florida (as so modified, supplemented and corrected, and as further amended, modified, supplemented or corrected from time to time, the "Bank Mortgage").

                    B. The Company has an open account with the sole stockholder of HPFC (the "Supplier") pursuant to which the Supplier sells the Company food products on credit. As of the date hereof, the trade payables arising in the ordinary course of business between the Company and the Supplier on account of such sales exceed $3,500,000.

                    C. Pursuant to a letter of even date herewith between the Company and the Supplier, the Company has agreed to execute a mortgage in favor of the Supplier to secure up to $3,500,000 of such trade payable existing as of the date hereof.

                    D. Pursuant to an assignment of even date herewith between the Supplier and HPFC, the Supplier has agreed to assign to HPFC all of the Supplier's right, title and interest in that portion of the existing trade payable not to exceed $3,500,000 in amount and representing amounts due and owing to the Supplier for food products delivered to the Company on and prior to the date hereof, together with the obligation of the Company to execute and deliver a mortgage to secure the repayment thereof.

                    E. The Company has executed the following documents in favor of HPFC: (i) a Mortgage Note of even date herewith (the "HPFC Mortgage Note"), (ii) a Financing Agreement of even date herewith (the "HPFC Financing Agreement") and (ii) a Mortgage and Security Agreement of even date herewith (the "HPFC Mortgage" and, together with the HPFC Mortgage Note and the HPFC Financing Agreement, the "HPFC Loan Documents").

                    F. The HPFC Mortgage encumbers the "Mortgaged Property" (as defined therein), including, without limitation, the Company's leasehold estate in and to that certain tract of land in the County of Hillsborough, State of Florida, which is more particularly described on Exhibit A attached hereto and made a part hereof, together with the improvements and fixtures thereon.

                    G. All of the Mortgaged Property is subject to the Bank Mortgage.

                    H. The Existing Secured Parties have consented to the transactions contemplated by the HPFC Loan Documents subject to the terms and conditions set forth herein.

                   NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

                                                   [EXECUTION COPY 4/13/94]


                                      AGREEMENT

                    1. Incorporation of Premises. Each of the foregoing premises is incorporated by reference herein as if fully set forth in this Agreement.


                    2. Definitions. The following terms used in this Agreement shall have the following meanings (such meanings to be applicable both to the singular and the plural forms of the terms defined):

                    "Agent" is defined in the preamble hereto.

                    "Agreement" is defined in the preamble hereto.

                    "Bank Credit Agreement" is defined in Recital A hereto.

                    "Bank Loan Documents" shall mean the Bank Credit
               Agreement, the Bank Mortgage and the other "Loan Documents" (as defined in the Bank Credit Agreement).

                    "Bank Mortgage" is defined in Recital A hereto.

                    "Bank Obligations" is defined in Recital A hereto.

                    "Bankruptcy Event" shall mean (i) the entry of an order
               for relief with respect to the Company (or the commencement of a case in which the Company is a debtor) under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) the appointment of or taking of possession by a receiver, trustee or other custodian for all or a substantial part of the Company's property or (iii) a general assignment by the Company for the benefit of its creditors.

                    "Collateral Co-Agent" is defined in the preamble hereto.

                    "Company" is defined in Recital A hereto.

                    "Existing Secured Parties" is defined in the preamble
               hereto.

                    "Holders of Secured Obligations" shall have the meaning
               ascribed to such term in the Bank Credit Agreement.

                    "HPFC" is defined in the preamble hereto.

                    "HPFC Financinq Aqreement" is defined in Recital E hereto.

                    "HPFC Loan Documents" is defined in Recital E hereto.

                    "HPFC Mortgage" is defined in Recital E hereto.

                    "HPFC Mortgage Note" is defined in Recital E hereto.

                    "HPFC Obligations" shall mean the obligations under the
               HPFC Loan Documents to pay (i) $3,500,000, which is the amount due and owing under the HPFC Mortgage Note as of the date hereof (which amount, if repaid, may not be reborrowed), plus (ii) reasonable disbursements made by HPFC under the HPFC Mortgage in respect of taxes, levies, insurance, recording fees, attorneys' fees and other amounts expended to protect the security interest of HPFC under the HPFC Mortgage, plus (iii) interest accrued on the amounts set forth in clauses (i) and (ii) above at the rates set forth in the HPFC Mortgage Note as in effect on the date hereof, minus (iv) any payments received by HPFC in respect of, or applied to, any of the foregoing.

                    "Initial Period" shall mean the period commencing on
               the date of this Agreement and ending on the ninetieth
               (9Oth) day thereafter, provided that if a Bankruptcy Event has occurred on or before the ninetieth day after the date of this Agreement, the Initial Period shall continue until the date this Agreement terminates in accordance with its terms.

                    "Mortgaged Property" shall have the meaning ascribed to
               such term in the HPFC Mortgage, provided that "Mortgaged Property" shall not include any of the Company's accounts, equipment, inventory, general intangibles, documents, instruments or chattel paper (as such terms are defined in the Uniform Commercial Code as in effect in the State of Florida) except to the extent (and only to the extent) the same constitute proceeds of the Company's leasehold estate in and to the tract of land described on Exhibit A and the improvements and fixtures thereon.

                    "Senior Mortgagee" shall mean (i) during the Initial
               Period, the Existing Secured Parties and (ii) during the Subsequent Period, HPFC.

                    "Senior Secured Obligations" shall mean (i) during the
               Initial Period, the Bank Obligations and (ii) during the Subsequent Period, the HPFC Obligations.

                    "Subordinate Mortgagee" shall mean (i) during the
               Initial Period, HPFC and (ii) during the Subsequent Period, the Existing Secured Parties.

                    "Subordinate Secured Obligations" shall mean (i) during
               the Initial Period, the HPFC Obligations and (ii) during the Subsequent Period, the Bank Obligations.

                    "Subsequent Period" shall mean the period commencing on
               the last day of the Initial Period and ending on the date this Agreement terminates in accordance with its terms.

                    "Supplier" is defined in Recital B hereto.

                    3.   Lien Subordination.

                         (a) During the Initial Period, the liens and security interests of HPFC with respect to the Mortgaged Property, as evidenced by the HPFC Mortgage, are hereby made junior in rank and priority and subordinate to the liens, rights and interests of the Existing Secured Parties under the Bank Mortgage to the extent, and only to the extent, such liens and security interests secure the payment and performance of the Bank Obligations, without regard to the order of recordation of the Bank Mortgage and the HPFC Mortgage or any other agreement, document or instrument evidencing the respective liens and security interests of the Existing Secured Parties or HPFC (as applicable) in the Mortgaged Property.

                         (b) During the Subsequent Period, the liens and security interests of the Existing Secured Parties with respect to the Mortgaged Property, as evidenced by the Bank Mortgage, are hereby made junior in rank and priority and subordinate to the liens, rights and interests of HPFC under the HPFC Mortgage to the extent, and only to the extent, such liens and security interests secure the payment and performance of the HPFC Obligations, without regard to the order of recordation of the Bank Mortgage and the HPFC Mortgage or any other agreement, document or instrument evidencing the respective liens and security interests of the Existing Secured Parties or HPFC (as applicable) in the Mortgaged Property. In furtherance, and not in limitation of the preceding sentence, no modification to any document between HPFC and the Company shall be effective against the Existing Secured Parties to increase the HPFC Obligations, including, without limitation, any modification or amendment to such agreements to effect any increase in the rate of interest as set forth in the Mortgage Note as in effect on the date hereof, any additional advance of principal, or any earlier maturity date.

                         (c)  The lien subordinations provided in this
          Section 3 shall be limited to liens and security interests to the extent and only to the extent such liens secure Senior Secured Obligations and such liens are not avoided, invalidated or subordinated; provided, however, that to the extent that the Senior Mortgagee receives payments on, or proceeds of collateral for, the Senior Secured Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal laws, common law, or equitable cause, then, to the extent of such payment or proceeds received, such Senior Secured Obligations, or part thereof, intended to be satisfied shall be reinstated and continue in full force and effect as if such payments or proceeds had not been received by the Senior Mortgagee.

                    4.   Acknowledgement of Liens: Prohibition on
          Contesting Liens.

                         (a) Each of the Existing Secured Parties hereby acknowledges and consents to the lien and security interest of HPFC in the Mortgaged Property as security for the HPFC Obligations and agrees that the existence and continuation of such lien and security interest shall not constitute an "Event of Default" under (and as defined) in the Bank Credit Agreement or a breach of any of the other Bank Loan Documents, except to the extent that there exists a default under the documents governing such lien and security interest in favor of HPFC which constitutes an "Event of Default" under (and as defined) in the Bank Credit Agreement. HPFC hereby acknowledges and agrees that the existence and continuation of the lien and security interest of the Existing Secured Parties in the Mortgaged Property as security for the Bank Obligations shall not constitute a default under any of the HPFC Loan Documents or any other agreement between HPFC and the Company, except to the extent that there exists a default under the documents governing such lien and security interest in favor of the Existing Secured Parties which constitutes a default under the HPFC Financing Agreement.

                         (b) Each of the Existing Secured Parties agrees not to contest, or support any other person in contesting, in any proceeding, the priority (except as to liens and security interests securing the Bank Obligations during the Initial Period), validity or enforceability of any lien or security interest in the Mortgaged Property securing the HPFC Obligations. HPFC agrees not to contest, or support any other person in contesting, in any proceeding, the priority (except as to liens and security interests securing the HPFC Obligations during the Subsequent Period), validity or enforceability of any lien or security interest in the Mortgaged Property securing the Bank Obligations. Notwithstanding the foregoing, HPFC or any of the Existing Secured Parties may respond to lawful process or give testimony in response to lawful process, and such actions shall not be deemed to constitute a violation of the provisions of this
          Section 4.

                    5. Application of Proceeds of Mortgaged Property. In the event of any disposition, division or sale, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the Mortgaged Property, the proceeds thereof shall be applied in the following order of priorities:

                         (a) first, to the payment of any expenses of such disposition, division or sale of, or other realization on, or with respect to, the Mortgaged Property, including all expenses, liabilities and advances incurred or made by the Senior Mortgagee or the Subordinate Mortgagee in connection therewith, including attorneys' fees;

                         (b) second, to the payment of any unpaid Senior Secured Obligations;

                         (c)  third, to the payment of any unpaid
               Subordinate Secured Obligations; and

                         (d) fourth, subject to the prior payment in full of all Senior Secured Obligations and Subordinate Secured Obligations, to pay to the Company or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

          Such order of application shall be binding on any receiver acting on behalf of any Senior Mortgagee or Subordinate Mortgagee.

                    6.   Proceeds to be Held in Trust.

                         (a) Should any proceeds from the sale, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the Mortgaged Property be received by any Subordinate Mortgagee upon or with respect to the Subordinate Secured Obligations prior to the payment in full in cash of the Senior Secured Obligations, such Subordinate Mortgagee shall receive and hold the same in trust, as trustee, for the benefit of the Senior Mortgagee and shall forthwith deliver the same to the Senior Mortgagee in precisely the form received (except for the endorsement or assignment of such Subordinate Mortgagee where necessary), for application on the Senior Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by such Subordinate Mortgagee as the property of the Senior Mortgagee.

                         (b) Should any proceeds from the sale, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the Mortgaged Property be received by HPFC in an amount in excess of the then amount of the HPFC Obligations prior to the payment in full in cash of the Bank Obligations, HPFC shall receive and hold the excess amount in trust, as trustee, for the benefit of Existing Secured Parties and shall forthwith deliver the same to the Agent, for the benefit of the Existing Secured Parties, in precisely the form received (except for the endorsement or assignment of HPFC where necessary), for application on the Bank Obligations, due or not due, and, until so delivered, the same shall be held in trust by HPFC as the property of the Existing Secured Parties.

                    7. Release of Insurance and Condemnation Proceeds. If to facilitate or permit restoration of any portion of the Mortgaged Property, the Senior Mortgagee shall release or otherwise permit the use of any proceeds of insurance, awards in condemnation proceedings, compensation for damage, destruction, taking, or loss, or any payment in lieu of any of the foregoing, then the Subordinate Mortgagee likewise for such purpose shall release any right, title, interest, and lien in, to, or upon any of the same, and the Senior Mortgagee likewise shall so permit the use of the same for such purpose.
                    8.   Special Notice Requirements.
                         (a)  Promptly after the Agent's obtaining
          knowledge thereof, the Agent agrees to notify HPFC of any "Potential Event of Default" under (and as defined in) the Bank Credit Agreement. The Agent further agrees to furnish HPFC with copies of any notices of default, accelerations, demands or foreclosure notices with respect to the Mortgaged Property or any other notice pertaining to the exercise of remedies by or on behalf of the Existing Secured Parties with respect to the Mortgaged Property.

                         (b) Promptly after HPFC's obtaining knowledge thereof, HPFC agrees to notify the Agent of any default under (and as defined in) any of the HPFC Loan Documents (including, without limitation, any event which, with the passage of time or giving of notice or both, would become a "Monetary Default", "Non-Monetary Default" or "Incurable Default" (as defined in the Mortgage Note). HPFC further agrees to furnish the Agent with copies of any notices of default, accelerations, demands or foreclosure notices with respect to the Mortgaged Property or any other notice pertaining to the exercise of remedies by or on behalf of HPFC with respect to the Mortgaged Property.

                    9. Right to Cure; Standstill; Application for Appointment of Receiver.

                         (a) The Existing Secured Parties shall have the right, but not the obligation, to cure any default under the HPFC Loan Documents (including, without limitation, any "Monetary Default", "Non-Monetary Default" or "Incurable Default" (each as defined in the Mortgage Note)) within (i) five (5) days after the Agent's receipt of notice from HPFC that an event which, with the passage of time or giving of notice or both, would become a "Monetary Default" or "Incurable Default" has occurred or (ii) thirty (30) days after the Agent's receipt of notice from HPFC that an event which, with the passage of time or giving of notice or both, would become a "Non-Monetary Default" has occurred, and HPFC hereby agrees that it shall take no action with respect to any such default until the earlier of (x) expiration of such period and (y) the receipt of written notice from the Agent that the Existing Secured Parties shall not exercise their right to cure such default.

                         (b)  HPFC shall have the right, but not the
          obligation, to cure any "Potential Event of Default" under the Bank Credit Agreement within (i) five (5) days after HPFC's receipt of notice from the Agent that a "Potential Event of Default" with respect to non-payment of any of the Bank Obligations has occurred or (ii) thirty (30) days after HPFC's receipt of notice from the Agent that any other "Potential Event of Default" has occurred, and the Agent hereby agrees that it shall take no action under the Bank Mortgage with respect to the Mortgaged Property by reason of any such default until the earlier of (x) expiration of such period and (y) the receipt of written notice from HPFC that HPFC shall not exercise its right to cure such "Potential Event of Default".

                        (c) In any action to foreclose the liens and security interests on the Mortgaged Property securing the Subordinate Secured Obligations, the Subordinate Mortgagee shall apply promptly to a court of competent jurisdiction for the appointment of a receiver and shall give written notice of such application and the appointment of such receiver, if any, to the Senior Mortgagee.

                    10. Reliance; Waivers. The HPFC Obligations shall be deemed to have been made or incurred, and the Existing Secured Parties' consent to such making or incurrence and to the existence of the liens and security interests securing the same shall be deemed to have been given, in reliance upon this Agreement. Each Subordinate Mortgagee expressly waives all notice of the acceptance by each Senior Mortgagee of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever. Each of the Existing Secured Parties agrees that HPFC has not made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the HPFC Loan Documents or the collectability of the HPFC Obligations. HPFC agrees that none of the Existing Secured Parties has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Bank Loan Documents or the collectability of the Bank Obligations.

                    11. No Waiver of Subordination Provisions. No right of any Senior Mortgagee to enforce the subordination of liens as provided in this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any Senior Mortgagee or by any noncompliance by the Company with the terms, provisions and covenants of any of the agreements, documents or instruments evidencing Senior Secured Obligations, regardless of any knowledge thereof which any Senior Mortgagee may have or be otherwise charged with. No Senior Mortgagee shall have any duty to any Subordinate Mortgagee with respect to the preservation or maintenance of the Mortgaged Property or the manner in which any Senior Mortgagee enforces its rights in such the Mortgaged Property or to preserve or maintain the rights of any person in the Mortgaged Property, and each Subordinate Mortgagee hereby waives all claims which such Subordinate Mortgagee may now or hereafter have against any Senior Mortgagee which (x) arise solely as a result of the existence of the liens held by, or for the benefit of, such Subordinate Mortgagee in the Mortgaged Property and (y) relate to such preservation, maintenance or enforcement. Each Subordinate Mortgagee agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law. Without limiting the generality of the foregoing:

                    (a) Except as set forth in Sections 8 and 9, the Senior Mortgagee, at its option, may take any action in accordance with applicable law to enforce any of its rights with respect to, or foreclose, liquidate or realize upon, the Mortgaged Property, without the consent (whether before or after the taking of any such action) of, without notice to and without accounting to, any Subordinate Mortgagee.

                    (b) The Senior Mortgagee may dispose of the Mortgaged Property in any manner and for any price deemed appropriate by the Senior Mortgagee, in its sole discretion, whether in a public or private sale, without the consent of the Subordinate Mortgagee, and any disposition so made shall be deemed to be commercially reasonable in all respects

               (including, without limitation, for purposes of Section 9-507 of the Uniform Commercial Code as enacted in any applicable jurisdiction).

                    (c) The Senior Mortgagee shall have no duty as to the collection of any Mortgaged Property and shall have no duty or liability to preserve rights against third parties.

                    (d) The Senior Mortgagee shall have the right to do any or all of the following (in each case without regard to the junior priority lien of the Subordinate Mortgagee in the Mortgaged Property): (i) compromise, settle, adjust and in general deal in any manner, and upon such terms and conditions (including the length of time incidental thereto), which the Senior Mortgagee may deem appropriate, with the Mortgaged Property, (ii) subject to Sections 3, 8, and 9, renew, extend, modify, accelerate, compromise, waive, surrender or release any or all of the Senior Secured Obligations, (iii) subject to any requirement of commercial reasonableness which may apply, dispose of the Mortgaged Property in whatever condition it then exists, or with such modifications or completions thereto as the Senior Mortgagee may deem appropriate, in each case upon such terms and conditions (including the length of time incidental thereto), which the Senior Mortgagee may deem appropriate,
               (iv) engage such persons or entities to assist the Senior Mortgagee in the effectuation of any of the foregoing, upon such terms and conditions which the Senior Mortgagee may deem appropriate, and (v) incur such out-of-pocket costs and expenses (including, without limitation, attorneys' fees) in connection with any of the foregoing, all such costs and expenses being secured by the Mortgaged Property and constituting Senior Secured Obligations.

                    12. Further Assurances. Upon the reasonable request of the Senior Mortgagee, the Subordinate Mortgagee shall execute and deliver such further documents or instruments in order to fully effect the purposes of this Agreement.

                    13. Notices. Any notices required or permitted to be given in connection with this Agreement shall be in writing, shall be sent by United States, certified or registered mail, by overnight delivery service or by telecopier and shall be deemed to have been validly served, given or delivered five (5) days following deposit in the United States mails, on the day following delivery to the overnight delivery service, or upon confirmation of receipt of the telecopy, whichever is applicable, addressed to the party so notified as follows:

                    (a)  If to the Existing Secured Parties:

                         c/o Bank of America National Trust & Savings
                         Association
                         Department 5596
                         1455 Market Street,12th Floor
                         San Francisco, California 94103
                         Attention:  Laura J. Knight
                         Telecopier:  (415) 622-4894
                         with copies to:

                         Bank of America National Trust & Savings
                         Association
                         Unit #3078
                         335 Madison Avenue
                         New York, New York 10017
                         Attention:  Daniel D. McCready
                         Telecopier: (212) 503-7066

                         and

                         Sidley & Austin
                         555 West Fifth Street
                         Suite 4000
                         Los Angeles, California 90013
                         Attention:  Edward D. Eddy, III, Esq.
                         Telecopier:  (213) 896-6600




                    (b)  If to HPFC:

                         HP Finance Corp.
                         5364 Ehrlich Road #125
                         Tampa, Florida 33625
                         Attention:  Lesa Monday
                         Telecopier: (813) 968-7098

                         with to a copy to:

                         Lowndes Drosdick Doster Kantor & Reed, P.A.
                         215 North Eola Drive
                         P.O. Box 2809
                         Orlando, Florida 32802
                         Attention:  William R. Bird, Jr., Esq.
                         Telecopier:  (407) 423-4495

                    14. No Termination: Successors and Assigns. This Agreement shall be effective and may not be terminated or otherwise revoked by any Subordinate Mortgagee until the Senior Mortgagee has received payment in full in cash of the Senior Secured Obligations. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                    15. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Agreement.

                    16. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida.

                    17. Integration: Amendments. This Agreement is the complete and only agreement of the parties pertaining to the subject matter hereof. To the extent that any provisions of any document or instrument by or between the parties or with the Company are inconsistent with any provision set forth herein, this Agreement shall control. All prior negotiations, drafts, and agreements pertaining to the matters set forth herein are merged herein and, to the extent inconsistent herewith, superseded hereby. This Agreement shall not be modified or amended except by a writing executed by the Agent and HPFC, which identifies this Agreement with particularity and expressly states its intention to modify the provisions hereof.

                    18. Headings. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

                    19. Counterparts. This Agreement may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.


                    IN WITNESS WHEREOF, this instrument has been executed and delivered on the date first above written.

                                        HP FINANCE CORP.


                                        By:
                                        Title:


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as
                                        successor in interest toSecurity
                                        Pacific National Bank), as Agent
                                        for the Holders of Secured
                                        Obligations under the BankCredit
                                        Agreement


                                        By:
                                        Title:


                                        BARNETT BANK OF TAMPA (as successor
                                        in interest to First Florida Bank,
                                        N.A.), as Collateral Co-Agent under
                                        the Bank Credit Agreement



                                        By:
                                        Title:

                                                   [EXECUTION COPY 4/13/94]


                                   ACKNOWLEDGEMENT


                   The undersigned consents to the foregoing Intercreditor Agreement and its recordation in the Official Records of Hillsborough County, Florida affecting the Mortgaged Property, and hereby disclaim any rights under such Intercreditor Agreement. The undersigned agrees and affirms that the HPFC Loan Agreement, the HPFC Mortgage Note, the HPFC Mortgage (each as defined in such Intercreditor Agreement) and the other agreements, documents and instruments executed in connection therewith are in full force and effect, and are binding upon and enforceable against the undersigned in accordance with their terms. The undersigned agrees and affirms that the Bank Loan Documents (as defined in such Intercreditor Agreement) are in full force and effect, and are binding upon and enforceable against the undersigned in accordance with their terms.



                                        KASH N' KARRY FOOD STORES, INC.



                                        By:
                                        Title:


                                                     Notary Public

















          MDW94A24.413

                                     EXHIBIT "A"

                               (Store #722 - Swann Ave.)

          PARCEL I

          That part of Block 2 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, described as follows:

          BEGINNING at the Northeast corner of Lot 18 of said Block 2, run thence South (assumed bearing), 440.50 feet, along the East boundary of said Block 2 (West right-of-way line of ALBANY
          AVENUE), to the Southeast corner of Lot 10 of said Block 2; thence .89DEG.54'24"W., 270.09 feet, along the South boundary of said Block 2 (North right-of-way line of INMAN AVENUE), to a point 13.28 feet East of the Southwest corner of Lot 9 of said Block 2; thence N.00DEG.02'13"W., 325.00 feet to a point 15.50 feet South of the North boundary and 13.07 feet East of the West boundary of Lot 3 of said Block 2; thence N.89DEG.54'24"W., 13.07 feet, parallel with the North boundary of said Lot 3, to the West boundary of said Block 2; thence North, 65.50 feet, along the West boundary of said Block 2 (East right-of-way line of WESTLAND AVENUE), to the Northwest corner of Lot 2 of said Block 2; thence
          S. 89DEG.54'24"E., 141.685 feet, along the North boundary of said Lot 2 and an Easterly extension thereof to the centerline of the platted alley (now closed) in said Block 2; thence North, 50.89 feet, along the centerline of said platted alley, to the South right-of-way line of SWANN AVENUE; thence S.89DEG.32'47"E., 141.685 feet, along the North boundary of said Lot 18 and a Westerly extension thereof (South right-of-way line of SWANN AVENUE), to the POINT OF BEGINNING.

          LESS the following described real property:

          That part of Lot 2 and 3, Block 2, SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, described as follows:

          BEGINNING at the Northwest corner of Lot 2, Block 2, of said
          SWANN AND HOWARD AVENUES SUBDIVISION, run thence S. 89DEG.54'24"E.,
          13.03 feet, along the North boundary of said Lot 2 (South boundary of Lot 1 of said Block 2); thence S. 00DEG.02'13"E., 50.00 feet to the South boundary of said Lot 2; continue S. 00DEG.02'13"E.
          15.50 feet to the South boundary of the North 15.50 feet of said
          Lot 3; then N. 89DEG.54'24"W., 13.07 feet, along the South boundary of the North 15.50 feet of said Lot 3, to the West boundary of said Lot 3; thence North, 65.50 feet, along the West boundary of said Lots 3 and 2 (East right-of-way line of WESTLAND AVENUE), to the POINT OF BEGINNING.

          PARCEL II

          That part of Block 3 of Swann and Howard Avenues Subdivision, according to the map or plat thereof as recorded in Plat Book 9, Page 59 of the Public Records of Hillsborough County, Florida, described as follows:
          Beginning at the Northeast corner of Lot 13 of said Block 3, run thence South (assumed bearing), 140.50 feet, along the East boundary of said Block 3 (West right-of-way line of Albany
          Avenue), to the Southeast corner of Lot 11 of said Block 3;
          thence North 89DEG.54'24" West, 269.97 feet, along the South boundary of said Block 3, to a point on the South boundary of Lot
          8 of said Block 3; thence North 00DEG.02'13" West, 140.50 feet to a point on the North boundary of said Lot 8; thence South 89DEG.54'24" East, 270.06 feet, along the North boundary of said Block 3
          (South right-of-way line of Inman Avenue), to the Point of Beginning.

                                     EXHIBIT "A"

                              (Store #722 - Swann Ave.)

          PARCEL III

          Lot 1, Block 2, SWANN AND HOWARD AVENUES SUBDIVISION, together with that part of the West 1/2 of vacated alley lying between the North and South line of said Lot 1 extended, according to the map or plat thereof recorded in Plat Book 9, Page 59, Public Records of Hillsborough County, Florida.

          LESS the following described real property:

          BEGINNING at the Northwest corner of Lot 1, Block 2 of said SWANN AND HOWARD AVENUES SUBDIVISION, run thence S.89DEG.32'47"E., 12.99 feet, along the North boundary of said Lot 1 (South right-of-way line of SWANN AVENUE); thence S.00DEG.02'13"E. 51.70 feet to the South boundary of said Lot 1; thence N.89DEG.54'24"W., 13.03 feet,along the South boundary of said Lot 1, to the Southwest corner thereof; thence North, 51.78 feet, along the West boundary of said Lot 1 (East right-of-way line of WESTLAND AVENUE), to the POINT OF BEGINNING.


          VACATED PROPERTY:

          PARCEL IV

          That part of INMAN AVENUE described as follows:

          BEGINNING at the intersection of the centerline of INMAN AVENUE with the West right-of-way line of ALBANY AVENUE, run thence
          SOUTH (assumed bearing), 25.00 feet to the Northeast corner of Lot 13, Block 3 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida; thence N.89DEG.54'24"W., 270.06 feet along the North boundary of said Block 3, to a point on the North boundary of Lot 8 of said Block 3; thence N. 00DEG.02'13"W., 25.00 feet to the centerline of INMAN AVENUE, thence S.89DEG.54'24"E., 270.07 feet, along said centerline, to the POINT OF BEGINNING.
          BASIS OF BEARINGS: For purposes of this description, the East boundary of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, is assumed to have a bearing of SOUTH.

          PARCEL V

          That part of INMAN AVENUE described as follows:

          BEGINNING at the Southeast corner of Lot 10, Block 2 of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page 59, of the Public Records of Hillsborough County, Florida, run thence South (assumed bearing),
          25.00 feet to the intersection of the centerline of INMAN AVENUE with the West right-of-way line of ALBANY AVENUE; thence N89DEG.54'24"W., 270.07 feet along said centerline; thence N00DEG.02'13"W., 25.00 feet to a point on the South boundary of Lot 9 of Block 2, thence S.89DEG.54'24"E., 270.09 feet, along the South boundary of Block 2, to the POINT OF BEGINNING.

          BASIS OF BEARINGS:   For purposes of this description, the East
          boundary of SWANN AND HOWARD AVENUES SUBDIVISION, according to the map or plat thereof as recorded in Plat Book 9, Page S5, of the Public Records of Hillsborough County, Florida, is assumed to have a bearing of SOUTH.

                        MEMORANDUM OF INTERCREDITOR AGREEMENT


               THIS MEMORANDUM OF INTERCREDITOR AGREEMENT (this "Memorandum"), dated as of April 15, 1994, is made by and between
          (i) BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION (as successor in interest to Security Pacific National Bank), as agent for the "Holders of Secured Obligations" under the "Bank Credit Agreement" each as defined below (in such capacity, the "Agent") and BARNETT BANK OF TAMPA (as successor in interest to First Florida Bank, N.A.), as Collateral Co-Agent under such Bank Credit Agreement (the "Collateral Co-Agent" and, together with the Agent and the Holders of Secured Obligations, collectively, the "Existing Secured Parties"), whose address is c/o Bank of America National Trust & Savings Association, Department 5596, 1455 Market Street, 12th Floor, San Francisco, CA 94103, Attention Laura J. Knight, and (ii) HP FINANCE CORP., a Florida corporation, whose address is 5364 Ehrlich Road #125, Tampa, Florida 33625 ("HPFC").


                                      RECITALS:

               A.   Kash N' Karry Food Stores, Inc., a Delaware corporation

          (the "Company"), has entered into a Credit Agreement dated as of

          October 12, 1988, and amended and restated as of September 14,

          1989 (as further amended through the date hereof, the "Bank

          Credit Agreement") with the Agent and the Senior Lenders referred to therein, pursuant to which the Company executed as security for the "Obligations" under (and as defined in) the Bank Credit

          Agreement (the "Bank Obligations"), that certain First Mortgage,

          Security Agreement, Financing Statement and Assignment of Rents

          dated as of October 12, 1988, recorded in Official Records Book

          5526, Page 923, of the Public Records of Hillsborough County,

          Florida, as modified by a Mortgage Modification Agreement dated as of September 14, 1989, recorded in Official Records Book 5807,

          Page 433, of the Public Records of Hillsborough County, Florida,

          as modified by a Future Advance Notice and Mortgage Modification

          Agreement dated as of July 13, 1990, recorded in Official Records

          Book 6029, Page 238, of the Public Records of Hillsborough

          County, Florida, as modified by a Future Advance Notice and

          Mortgage Correction Agreement dated as of December 10, 1992,

          recorded in Official Records Book 6824, Page 297, of the Public

          Records of Hillsborough County, Florida, as modified by a

          Mortgage Modification, Fixture Filing and Spreader Agreement

          dated as of January 13, 1993, recorded in Official Records Book

          6862, Page 1873, of the Public Records of Hillsborough County,

          Florida, as supplemented by a Uniform Commercial Code Statement of Change recorded in Official Records Book 7147, Page 709, of the Public Records of Hillsborough County, Florida (as so

          modified, supplemented and corrected, and as further amended,

          modified, supplemented or corrected from time to time, the "Bank

          Mortgage"); and

               WHEREAS, the Company has executed in favor of HPFC a

          Mortgage and Security Agreement of even date herewith recorded in

          Official Records Book       , Page      of the Public Records of

          Hillsborough County, Florida (the "HPFC Mortgage") as security for the obligations set forth therein; and

               WHEREAS, the parties now desire to execute and file of

          record this Memorandum for the purpose of providing record notice of the existence of an Intercreditor Agreement between them of even date herewith (the "Inter creditor Agreement").

               NOW THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the

          Intercreditor Agreement contains various terms, covenants and conditions governing the priority of the Bank Mortgage vis-a-vis the HPFC Mortgage and certain rights and obligations of the parties with respect thereto; reference should be made to the

          Intercreditor Agreement for the specific terms thereof.

                         SIGNATURE BLOCKS ON ATTACHED PAGE

               IN WITNESS WHEREOF, this instrument has been executed and

          delivered on the date first above written.


          Signed, sealed and deliveredHP FINANCE CORP.
          in the presence of:

            /s/ Geraldine Rock        By: /s/ Lesa Monday
          Name:     Geraldine Rock    Name:     Lesa Monday
                                   Title:  President

           /s/ William R. Bird, Jr.
          Name:    William R. Bird, Jr.


                                   BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                   ASSOCIATION (as successor in interest
                                   to Security Pacific National Bank),
                                   as Agent for the Holders of Secured
                                   Obligations under the Bank Credit
                                   Agreement


           /s/ Bobby Curva            By: /s/ Laura Knight
          Name:     Bobby Curva       Name:     Laura Knight
                                      Title: Vice President

           /s/ Michelle Anderson
          Name:     Michelle Anderson


                                   BARNETT BANK OF TAMPA (assuccessor in
                                   interest to First Florida Bank, N.A.),
                                   as Collateral Co-Agent under the
                                   Bank Credit Agreement


                                      By:
          Name:                       Name:
                                      Title:


          Name:

                                   ACKNOWLEDGEMENT


               The undersigned consents to the foregoing Memorandum of Intercreditor Agreement and its recordation in the Official Records of Hillsborough County, Florida affecting the property described in the HPFC Mortgage.


                                            KASH N' KARRY FOOD STORES, INC.


                                             By:  /s/ Raymond P. Springer
                                             Name:    Raymond P. Springer
                                             Title:Executive Vice President


          STATE OF FLORIDA
          COUNTY OF HILLSBOROUGH


          The foregoing Acknowledgment was acknowledged before me this  14
          day of   April      , 1994 by Raymond P. Springer, as  Executive
          Vice President of KASH N' KARRY FOOD STORES, INC., a Florida corporation, on behalf of the corporation.
          He/she is personally known to me and did not take an oath.


                                              /s/ Leslie Wager Hudock
          Notary Public

                                                 Leslie Wager Hudock
                                             Name (Printed or Typed)
                                             Commission No.
                                             My Commission Expires:

                                                  (NOTARY SEAL)





          108651.wp

          STATE OF FLORIDA
          COUNTY OF ORANGE

               The foregoing instrument was acknowledged before me this 13th day of April, 1994 by LESA MONDAY, as President of HP FINANCE CORP, a Florida corporation, on behalf of the corporation. He/she is personally known to me or has produced as identification and did/did not take an oath.



                                              /s/ William R. Bird, Jr.
          Notary Public

                                             __________________________
                                             Name (Printed or Typed)
                                             Commission No.
                                             My Commission Expires:

                                                  (NOTARY SEAL)


          STATE OF CALIFORNIA
          COUNTY OF SAN FRANCISCO

               The foregoing instrument was acknowledged before me this
          19th day of April, 1994 by     LAURA KNIGHT       , as  VICE
          PRESIDENT of BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION (as successor in interest to Security Pacific National Bank), as Agent for the Holders of Secured Obligations under the Bank Credit Agreement, on behalf of the association. He/she is personally known to me or has produced as identification and did/did not take an oath.



                                              /s/ JAMES B. ROUSEY
          Notary Public

                                                 JAMES B. ROUSEY
                                             Name (Printed or Typed)
                                             Commission No.  975464
                                             My Commission
          Expires:10/15/96.

                                                  (NOTARY SEAL)

          108651.wp
                                             13/SEC.LAW/1994/K6313.a8